                                                                   Exhibit 10.38
                               DATED 17 JULY 2002


                        (1) COVANCE LABORATORIES LIMITED

                           (2) HAZPEN TRUSTEES LIMITED


    =======================================================================

                      DEED OF AMENDMENT RELATING TO THE

                     COVANCE LABORATORIES PENSION SCHEME

    =======================================================================

                                                                   Exhibit 10.38

                                DEED OF AMENDMENT

                                 RELATING TO THE

                       COVANCE LABORATORIES PENSION SCHEME

THIS DEED OF AMENDMENT is made on 17 July 2002

BETWEEN

(1) COVANCE LABORATORIES LIMITED (formerly known as Hazleton Europe Limited and Corning Hazleton Limited) (No. 1171833) whose registered office is at Otley Road, Harrogate, North Yorkshire HG3 1PY (the "PRINCIPAL EMPLOYER");

(2) HAZPEN TRUSTEES LIMITED (No. 1653331) whose registered office is at the aforesaid Otley Road (the "TRUSTEES");

RECITALS

(A) This Deed is supplemental to a trust deed dated 15 July 1974 (the "INTERIM DEED") by which the Principal Employer established a retirement and death benefits scheme called Covance Laboratories Pension Scheme (formerly known as the Hazleton UK Retirement Benefits Scheme) (the "SCHEME") the purpose of which is to provide relevant benefits (as defined in section 612(1) of the Income and Corporation Taxes Act 1988) and a trust deed dated 6 October 2000 by which the Scheme is governed (the "DEFINITIVE DEED").

(B) By clause 2.4 of the Definitive Deed the Trustees with the consent of the Principal Employer have power to add, alter, or modify the trusts of the Scheme.

(C) the Trustees wish to alter the provisions of the Scheme in the way set out below and the Principal Employer consents to the alterations, as is shown by its execution of this Deed.

(D)     The Trustees are satisfied that the certification requirements under section 67 (restriction on powers to alter schemes) of the Pensions Act 1995 have been met.

IT IS AGREED AND DECLARED as follows:-

1. Pursuant to the powers recited in (B) above and any and all other enabling powers the Trustees amend the Scheme as follows and by its execution of this Deed the Principal Employer hereby consents to those amendments:-

1.1 Clause 11.1.1 (b) is deleted in its entirety and replaced with the following clause 11.1.1 (b)

        "11.1.1 (b) Effective from 1 September 2002 any Employee who has not prior to that date become a Pensionable Member of the Scheme shall not be permitted to become a Pensionable Member under the Scheme."

1.2     In clause 12.2.1:

        1.2.1 at the beginning of that clause add the words "With effect from 1 September 2002 and";

        1.2.2 after the words "every Pensionable Member" add the words "who will accrue benefits in accordance with clause 13.1.2";

                                                                   Exhibit 10.38

1.3 Clause 12.2.2 shall be renumbered as clause 12.2.3 and the following new clause 12.2.2 shall be added immediately following clause 12.2.1:-

        "12.2.2 with effect from 1 September 2002 any Pensionable Member may, at the discretion and with the consent of the Principal Employer, accrue benefits under the Scheme in accordance with clause
                13.1.1 and subject to clause 11.2 and Appendix 3 every such Pensionable Member shall contribute to the Scheme at the rate notified to the Pensionable Members from time to time by the Principal Employer, while in Pensionable Service, up to the date of the beginning of the Scheme Year prior to Normal Retirement Date."

1.4 The first paragraph of clause 13.1 shall be renumbered as clause 13.1.1 and there shall be added after the words "Pensionable Service" the words "accrued prior to 1 September 2002" there shall be added after that clause 13.1.1 the following additional clause 13.1.2 and 13.1.3:-

        "13.1.2 Each Pensionable Member who has contributed in accordance with clause 12.2.1 and who leaves service at Normal Retirement Date shall receive an annual pension calculated as one eightieth of Final Pensionable Salary for each completed year (and proportionately for each additional complete calendar month) of Pensionable Service accrued after 1 September 2002 (up to a maximum of forty years)."

        13.1.3 Each Pensionable Member who has contributed in accordance with clause 12.2.2 and who leaves Service at Normal Retirement Date shall receive an annual pension calculated as one sixtieth of Final Pensionable Salary for each complete year (and proportionately for each additional complete calendar month) of Pensionable Service accrued after 1 September 2002 (up to a maximum of forty years)."

EXECUTED AS A DEED by the parties hereto on the date which first appears in this deed.


EXECUTED  (but  not  delivered  until  the  date  )
hereof) AS A DEED by                              )
COVANCE LABORATORIES LIMITED                      )
acting by two directors or one                    )
director and a secretary:-                        )
                                                  )
                                                  )

Director

Director/Secretary

EXECUTED  (but  not  delivered  until  the  date  )
hereof) AS A DEED by                              )
HAZPEN TRUSTEES LIMITED                           )
acting by two directors or one                    )
director and a secretary:-                        )
                                                  )
                                                  )
Director

Director/Secretary

                                                                   Exhibit 10.38

                              DATED 6 OCTOBER 2000


                          COVANCE LABORATORIES LIMITED

                                      -AND-

                             HAZPEN TRUSTEES LIMITED

                                     - AND -

                COVANCE CLINICAL & PERIAPPROVAL SERVICES LIMITED

                                     - AND -

                     COVANCE CLINICAL RESEARCH UNIT LIMITED


                        ================================

                              DEFINITIVE TRUST DEED
                                  GOVERNING THE
                       COVANCE LABORATORIES PENSION SCHEME

                        ================================


                              (alpha beta symbols)


                                 41 PARK SQUARE
                                     LEEDS
                                     LS1 2NS
                               TEL: 0113 244 5000
                               FAX: 0113 244 8000

                                                                   Exhibit 10.38

                                    CONTENTS

CLAUSE                                                                      PAGE
1.        Interpretation                                                      1
2.        Constitution                                                        8
3.        Application of the Fund                                            10
4.        Trustees                                                           14
5.        Administration                                                     17
6.        Payment of Benefits                                                20
7.        General Provisions Affecting Members and Beneficiaries             21
8.        Transfers                                                          23
9.        Reorganisations of the Scheme                                      24
10.       Termination of the Scheme                                          26
11.       Membership                                                         30
12.       Contributions                                                      32
13.       Benefits on Retirement                                             35
14.       Benefits on Death                                                  38
15.       Benefits on Withdrawal                                             42
16.       Additional and Special Benefits                                    45
17.       Overriding Maximum and Minimum Benefits                            47

                                                                   Exhibit 10.38

                              DEFINITIVE TRUST DEED

                                 RELATING TO THE

                       COVANCE LABORATORIES PENSION SCHEME

THIS DEFINITIVE TRUST DEED is made on 6 October 2000

BETWEEN:-

(1) COVANCE LABORATORIES LIMITED (No. 1171833) (previously known as Hazleton Europe Limited and Corning Hazleton Limited) whose registered office is at Otley Road, Harrogate, North Yorkshire HG3 1PY (the "PRINCIPAL EMPLOYER");

(2) HAZPEN TRUSTEES LIMITED (No 1653331) whose registered office is the same as that of the Principal Employer (the "TRUSTEES" which expression shall include the trustee or trustees for the time being of the Scheme); and

(3) COVANCE CLINICAL & PERIAPPROVAL SERVICES LIMITED (No 2022667) whose registered office is at 7 Roxborough Way, Maidenhead, Berkshire SL6 3UD and COVANCE CLINICAL RESEARCH UNIT LIMITED (No 6255166) whose registered office is at Springfield House, Hope Street, Leeds LS2 9NG (the "NEW EMPLOYERS").

RECITALS:-

(A) By a trust deed dated 15 July 1974 (the "Interim Trust Deed") the Principal Employer established a retirement and death benefits scheme called the Covance Laboratories Pension Scheme (formerly the Hazleton UK Retirement Benefits Scheme) (the "SCHEME") which is governed by a trust deed dated 28 November 1994 (the "PRINCIPAL DEED") and the purpose of which is to provide relevant benefits (as defined in section 612(1) of the Income and Corporation Taxes Act 1988).

(B)     The Trustees are the present trustees of the Scheme.

(C)     This Deed is supplemental inter alia to the deeds listed in Appendix 1.

(D) The Trustees wish to alter the provisions of the Scheme in the way set out below and the Principal Employer consents to the alterations, as is shown by its execution of this Deed.

(E)     The Trustees are satisfied that the certification requirements under section 67 (restriction on powers to alter the schemes) of the Pensions Act 1995 have been met.

(F) The New Employers wish to participate in the Scheme and this Deed is intended to adhere the New Employers to the Scheme.

IT IS HEREBY DECLARED:-

1.      INTERPRETATION

1.1     DEFINITIONS

        1.1.1 In this deed the following words and expressions shall, except where the context otherwise requires, have the following meanings:-

                                                                   Exhibit 10.38

          "ACTUARY"                     the Fellow of the Institute of Actuaries
                                        or of the Faculty of Actuaries appointed for the purpose of the Scheme by the Trustees

          "APPROVAL"                    approval of the Board of Inland Revenue
                                        and treatment as an exempt approved
                                        scheme under Chapter I of Part XIV of
                                        the 1988 Act of the Scheme and, where
                                        the context requires, of other
                                        Retirement Benefits Scheme

          "APPROVED POLICY"             means a  policy  of  insurance  or
                                        annuity contract purchased from an
                                        Insurance Company which satisfies the
                                        requirements of section 19 of the 1993
                                        Act, the Occupational Pension Schemes
                                        (Discharge of Liability) Regulations
                                        1997 and regulations 6 or 9 of the
                                        Occupational Pension Schemes
                                        (Preservation of Benefits) Regulations
                                        1991 if applicable and which provides
                                        benefits (whether immediate, contingent
                                        or deferred) in place of the benefits
                                        for and in respect of the Member under
                                        the Scheme (and which may be different
                                        from those benefits)

          "BENEFICIARIES"               Members and all other persons presently,
                                        prospectively or contingently entitled
                                        to benefits under the Scheme

          "CLASS A MEMBER"              has the meaning given to it in
                                        Appendix 3

          "CONTRACTED-OUT SERVICE"      means Service with an Employer which is
                                        contracted-out employment by reference
                                        to the Scheme as defined in section 8 of the 1993 Act together with any period of employment linked by a transfer payment under the provisions of Clause 8 of this Deed which was contracted-out employment as so defined

          "DEPENDANT"                   in relation to a Member, the spouse,
                                        widow, widower or Dependent Child of the Member and any natural person (including a child whether or not a Dependent
                                        Child) who in the opinion of the
                                        Trustees is (or was at the date of the
                                        Member's death) wholly or partially
                                        financially dependent on the Member and
                                        for this purpose the Trustees may in
                                        their discretion consider a person to
                                        have been financially dependent on a
                                        deceased Member if the person and the
                                        Member were financially interdependent
                                        at the time of the Member's death e.g.
                                        where the person relied upon a second
                                        income to maintain a standard of living
                                        which had depended on joint income

                                                                   Exhibit 10.38

                                        prior to the Member's death

          "DEPENDENT CHILD"             in relation to a Member,  a person who
                                        is (a) a child or adopted child of the
                                        Member but excluding an illegitimate
                                        child of the Member unless the Trustees
                                        in their absolute discretion decide
                                        otherwise or any other person who was at the date of the Member's death living as a child of the Member's family and (b) in each case, is under the age of 18 or, in the opinion of the Trustees, is still in full time education or full time vocational training

          "DISCLOSURE REGULATIONS"      the Occupational Pension Schemes
                                        (Disclosure of Information) Regulations
                                        1996

          "EMPLOYEE"                    an employee or director in Service
                                        (other than an employee whose employment is of a temporary or casual nature)

          "EMPLOYERS"                   the Principal Employer, the New
                                        Employers and the other employers which
                                        are from time to time admitted to
                                        participation in the Scheme pursuant to
                                        Clause 9.1 and, in relation to an
                                        individual in an employment, the
                                        Employer shall be that one of the
                                        Employers which employs him or her in
                                        that employment or which employed him or her at the relevant time

          "FINAL PENSIONABLE SALARY"    In respect of a Member means the highest
                                        Pensionable Salary calculated at the
                                        beginning of any Scheme Year in the five years ending with the Pensionable salary calculated at the beginning of the Scheme Year in which falls the Member's
                                        Normal Retirement Date or date or death
                                        or of leaving Pensionable Service if
                                        earlier. In the case of a Class A Member
                                        Final Pensionable Salary shall not
                                        exceed the permitted maximum as defined
                                        in section 590(2) of the Income and
                                        Corporation Taxes Act 1988

          "FORMER SCHEME"               The Federated Pension Scheme for the
                                        Tobacco Research Council FPS 1613
                                        established by an interim trust deed
                                        dated 11 May 1967

          "FORMER SCHEME MEMBER"        a Member who became a Pensionable
                                        Member on 1 August 1974 and who, on 31
                                        July 1974, was a member of the Former
                                        Scheme and who signed an agreement
                                        relinquishing all rights in the Former
                                        Scheme in consideration of a transfer
                                        payment in

                                                                   Exhibit 10.38

                                        respect of those rights being made to
                                        the Scheme and for whom a transfer
                                        payment from the Former Scheme was
                                        received by the Scheme

          "FUND" all the cash and other assets from time to time held by or on behalf of the Trustees for the purposes of the Scheme

          "GROUP COMPANY"               (a) the Principal Employer;

                                        (b) any holding company for the time
                                            being of the Principal Employer; and

                                        (c) any subsidiary for the time being of
                                            the Principal Employer or any such
                                            holding company,

                                        and "holding company" and "subsidiary"
                                        shall have the meanings respectively
                                        given by section 736 of the Companies
                                        Act 1985

          "GMP"                         has the meaning given to it in
                                        Appendix 2

          "INLAND REVENUE LIMITS"       the limits specified by the Board of
                                        Inland Revenue set out in Appendix 3

          "INSURANCE COMPANY"           any insurance company as defined in the
                                        Insurance Companies Act 1982 which is
                                        authorised by or under section 3 and 4
                                        of that Act to carry on ordinary
                                        long-term insurance business as defined
                                        in that Act or a friendly society
                                        enabled under regulations made under
                                        section 162(1) of the 1993 Act or under
                                        section 158 of the Pension Schemes
                                        (Northern Ireland) Act 1993 to conduct
                                        such business as is described in that
                                        section or article

          "LIFE ASSURANCE SALARY"       means the figure established in respect
                                        of a Life Member or Pensionable Member
                                        on the Member's date of death. The
                                        figure is the basic annual salary from
                                        the Employers.

                                        In the case of a Category A Member Life
                                        Assurance Salary for the purpose of
                                        determining a Member's benefits under
                                        the Scheme, shall not exceed the
                                        permitted maximum as defined in section
                                        590(2) of the Income and Corporation
                                        Taxes Act 1988

          "LIFE MEMBER"                 a person admitted to membership of the
                                        Scheme as a Life Member under Clause
                                        11.1(a)(ii), Clause 11.1.5 or Clause
                                        11.1.6

          "LOWER EARNINGS LIMIT"        has the meaning  given to it in
                                        section 5(1) of

                                                                   Exhibit 10.38

                                        the Social Security Contributions and
                                        Benefits Act 1992

          "MEMBER" a person admitted to membership of the Scheme so long as any benefits are or may be payable to or in respect of him or her under the Scheme and any other person for whom benefits are provided under the Scheme by virtue of any benefits granted to that person pursuant to Clause 8.1 or Clause 14.6 or any similar facility in the Previous Provisions

          "NORMAL RETIREMENT DATE"      in relation to a Member means his or her
                                        60th birthday

          "PENSIONABLE MEMBER"          a person admitted to membership as a
                                        Pensionable Member of the Scheme under
                                        Clause 11.1(a)(i), Clause 11.1(b) or
                                        Clause 11.1.6 until the effective date
                                        of any notice given under Clause
                                        11.1.6or the date on which he or she
                                        leaves Service, whichever is the earlier

          "PENSIONABLE SALARY"          means the figure established in respect
                                        of a Pensionable Member on joining the
                                        Scheme and subsequently at the beginning of each Scheme Year. The figure remains unchanged until the beginning of the following Scheme Year. The figure is the basic annual salary less, for the purposes of calculating benefits in respect of any period of Pensionable
                                        Service on and after 1 July 1978, an
                                        amount equal to two-thirds of the annual equivalent of the basic State pension for a single person applicable at the beginning of the relevant Scheme Year.

                                        On and after 17 March 1987 the
                                        definition shall not include in any
                                        case:-

                                        (a)  anything in respect of which tax is
                                             chargeable under Schedule E and
                                             which arises from the acquisition
                                             or disposal of shares or an
                                             interest in shares or from a right
                                             to acquire shares but only where
                                             the shares or an option or other
                                             interest in shares was acquired on
                                             or after 17 March 1987, or

                                        (b)  anything in respect of which tax is
                                             chargeable by virtue of Section 148
                                             of the Income and Corporation Taxes
                                             Act 1988

                                        In the case of a Class A Member
                                        Pensionable

                                                                   Exhibit 10.38

                                        Salary, for the purposes of determining
                                        a Member's benefits under the Scheme,
                                        shall not exceed the permitted maximum
                                        as defined in section 590C(2) of the
                                        Income and Corporation Taxes Act 1988

          "PENSIONABLE SERVICE"         in relation to a Member the number of
                                        complete years and additional completed
                                        months of Service (any part completed
                                        month counting as a whole month) with an Employer from the last or only date of joining the Scheme as a Pensionable
                                        Member up to Normal Retirement Date
                                        together with, in the case of a Former
                                        Scheme Member, the last or only period
                                        of continuous service with the Tobacco
                                        Research Council counting from the first day of the month in which he entered such service up to the 31 July 1974 but excluding any such service which is or was pensionable under the Federated
                                        Superannuation System for Nurses.

                                        The calculation of Pensionable Service
                                        shall include such extra credits as have been awarded to the Member under the provisions of this Deed.

                                        Any Member or Life Assurance Member who
                                        is deemed to have become a Member of the Scheme on or after 1 June 1989 by reason of an election pursuant to the provisions of the Scheme shall not be so treated for the purpose of calculating the length of his Pensionable Service

          "PERMITTED MAXIMUM"           has the same meaning as in
                                        section 590C(2) of the 1998 Act

          "PERSONAL PENSION SCHEME"     a personal  pension  scheme as defined
                                        in section 181 of the 1993 Act

          "PRINCIPAL EMPLOYER"          Covance Laboratories Limited (registered
                                        number 1171833) or its replacement for
                                        the time being in accordance with the
                                        Trust Deed

          "PREVIOUS PROVISIONS"         the provisions governing the Scheme
                                        (whether set out in the documents listed in Appendix 1 or otherwise) before the execution of the Trust Deed

          "QUALIFYING SERVICE"          shall be construed in accordance with
                                        the 1993 Act

          "RETIREMENT BENEFITS SCHEME"  a scheme for the  provision  of relevant benefits

                                                                   Exhibit 10.38

                                        as defined in Chapter I of Part XIV of
                                        the 1988 Act

          "SCHEME" The Covance Laboratories Pension Scheme established by the Interim Trust Deed and governed by the Trust Deed and, where appropriate, includes the Trustees

          "SCHEME YEAR"                 the period of a year beginning on 1 July
                                        in any year

          "SEGREGATED FUND"             that part of the Fund  which  represents
                                        or derives from:-

                                        (a)  a Member's voluntary contributions
                                             to the Scheme, and

                                        (b)  a part of a transfer payment
                                             received by the Trustees from
                                             another Retirement Benefits Scheme
                                             which was attributable to voluntary
                                             contributions made or deemed to be
                                             made to that scheme and which was
                                             segregated from the other assets of
                                             that scheme,

                                        and which the Trustees have determined
                                        shall be used to provide benefits
                                        otherwise than by enhancing a Member's
                                        Pensionable Service

          "SERVICE"                     service in the  employment  of, or as an
                                        executive or non-executive director or
                                        other officer of, any of the Employers

          "SHORT SERVICE BENEFIT"       means the pension benefits to which a
                                        Member with appropriate qualifying
                                        service becomes entitled in accordance
                                        with Clause 15 of this Deed

          "STATE PENSION AGE"           age 65 in the  case of a man  and age 60
                                        in the case of a woman

          "TRUST DEED"                  this Deed (including the Appendices) and
                                        any other trust deed governing the
                                        Scheme (as amended from time to time)

          "TRUSTEES"                    the trustee or trustees for the time
                                        being of the Scheme

          "20% DIRECTOR"                a director of one or more of the
                                        Employers who either alone or together
                                        with his or her spouse and minor
                                        children is or becomes the beneficial
                                        owner of shares which, when added to any shares held by the trustees of any settlement to which the director or his or her spouse had transferred assets, carry more than

                                                                   Exhibit 10.38

                                        twenty percent of voting rights in that
                                        Employer or in any company which
                                        controls that Employer

          "1988 ACT"                    the Income and Corporation Taxes Act
                                        1988

          "1993 ACT"                    the Pension Schemes Act 1993

          "1995 ACT"                    the Pensions Act 1995

        1.1.2 Words and expressions used in the Trust Deed which are not defined in Clause 1.1.1 shall except where the context otherwise requires have the same meaning as in the 1993 Act.

        1.1.3 Except where the context otherwise requires, any reference to an enactment or regulation is a reference to it as already amended and includes a reference to any repealed enactment or regulation which it may re-enact or otherwise replace, with or without amendment, and to any future re-enactment, replacement and/or amendment of it, and to any current enactment which has not yet been repealed but which will be repealed by the enactment referred to when the latter comes into force.

        1.1.4 The singular includes the plural (and vice versa) the masculine includes the feminine (and vice versa) except that the word "male" does not include the word "female" and the word "widow" does not include the word "widower".

        1.1.5 The headings in the Trust Deed shall be ignored for interpretation purposes.

1.2     POWERS OF TRUSTEES

        The discretions and powers conferred on the Trustees are absolute and unfettered and, except where the context otherwise requires, independent of every other discretion, power or duty conferred on the Trustees. The Trustees shall not be obliged to give any Member or any of the Beneficiaries or Employers any reason or justification for any exercise of any discretion or power.

2.      CONSTITUTION

2.1     ADOPTION OF THE TRUST DEED

        2.1.1 The Principal Employer and the Trustees hereby replace the provisions currently governing the Scheme (whether set out in the documents listed in Appendix 1 or otherwise) by the provisions of this Deed (the "Trust Deed") including the Appendices subject to the conditions set out in 2.1.2 and 2.1.3.

        2.1.2 All deeds, resolutions or agreements executed pursuant to the previous governing documents of the Scheme shall continue to have effect except to the extent that they are incompatible with the Trust Deed or deeds, resolutions or agreements executed pursuant to and/or in amendment of the Trust Deed.

        2.1.3   Parts 13, 14 and 15 of the Trust Deed shall not affect:-

                (a)  any benefit in payment;

                                                                   Exhibit 10.38

                (b) any benefit which may hereafter become payable in consequence of a period of Pensionable Service which had ended;

                (c) any benefit payable in consequence of a death which had occurred before the date of the Trust Deed. These benefits shall continue on the same basis as if these Parts of the Trust Deed had not been adopted. All other Parts of the Trust Deed (including, without prejudicing the generality of this statement, Clause 2.4, Parts 6, 7 and 16) shall apply to these benefits.

2.2     NAME OF THE SCHEME

        The Scheme is known as the Covance Laboratories Pension Scheme.

2.3     THE ADMINISTRATOR

        The Trustees shall be the administrator of the Scheme for the purpose of Chapter I of Part XIV of the 1988 Act.

2.4     AMENDMENTS

        The Trustees may with the consent of the Principal Employer at any time (whether before or after the commencement of the winding up of the Scheme) amend, modify, add to or replace all or any of the trusts, powers or provisions of the Trust Deed by deed and such deed may have retrospective effect. No such amendment, modification, addition or replacement shall affect in any way prejudicially:-

        2.4.1   any pension already in payment under the Scheme; or

        2.4.2 any rights and interests of any Member or persons claiming through him or her insofar as such rights and interests concern benefits secured in the terms of the Scheme on the date before the date on which the proposed amendment cancellation or addition is to be made without the Member's consent in writing; or

        2.4.3   Inland Revenue approval of the Scheme; or

        2.4.4 have effect if it would breach section 67 of the 1995 Act (restriction on powers to alter schemes), which imposes restrictions on amendments which would or might affect any entitlement or accrued right under the Scheme.

        The Trustees shall notify in writing each Member affected by any such amendment, cancellation or addition as aforesaid.

2.5     THE NEW EMPLOYERS

        2.5.1 The New Employers hereby covenant with the Principal Employer and the Trustee to observe and perform the provisions of the Scheme from time to time in so far as they ought to be performed or observed by the New Employers as Participating Employers (as hereinafter defined) and covenant with the Trustees to pay punctually to the Trustee all contributions to the Scheme and any other payments which become due from them to the Scheme

        2.5.2 The New Employers are hereby admitted to participate in the Scheme as Participating Employers with effect from 27 June 1998.

                                                                   Exhibit 10.38

2.6     UNDERTAKINGS

        2.6.1 The Trustees may, subject to the consent of the Principal Employer, enter into such undertakings as the Trustees consider appropriate for furthering the purposes of the Scheme and the provisions of the Trust Deed shall be deemed to be altered, to such extent as the Trustees consider necessary to give effect to the terms of any such undertakings aforesaid.

        2.6.2 The Principal Employer and the Trustees undertake to make any amendments to the Trust Deed which may be required to obtain Approval.

2.7     PROPER LAW

        The Trust Deed is in all respects governed by, and shall be interpreted in accordance with the law of England.

3.      APPLICATION OF THE FUND

3.1     USE OF THE FUND

        3.1.1 The Trustees shall continue to pay out of the Fund held by them on irrevocable trust the benefits for which the Scheme provides and the expenses properly incurred by the Trustees. Any such expenses and benefits may be paid in full as and when they become payable without regard to the sufficiency of the Fund to meet any other expenses or benefits whether payable presently, prospectively or contingently. The Trustees need not distinguish between capital and income of the Fund for any purpose.

        3.1.2 None of the Beneficiaries shall have any interest in any part of the Fund constituting an actuarial or other surplus except for benefit entitlements in accordance with the Trust Deed.

3.2     INVESTMENT OF THE FUND

        3.2.1 The Trustees shall, subject to Clause 3.2.2, have power to invest or apply all or part of the Fund in or towards acquiring (whether in the name of the Trustees alone or jointly with other persons who may include any Group Company) any form of right, interest or property (wherever situated in the world, whether tangible or intangible, moveable or immovable and whether or not it produces income or is of a terminable, wasting or reversionary nature or is in bearer form or is authorised by law for the investment of trust moneys). In particular the Trustees may:-

                (a) make loans (whether secured or unsecured) to any person or body of persons at rates of interest (if any) and upon such terms as the Trustees think fit;

                (b) acquire options, financial futures and other contractual rights and interests in all forms of real and personal property;

                (c) undertake stock lending, underwriting, sub-underwriting or guaranteeing the subscription of any stocks, shares, debenture stocks or other investments;

                (d) retain or place any moneys on deposit or current account with any bank, building society, local authority or finance company and for such periods

                                                                   Exhibit 10.38

                     as they shall think fit at rates of interest (if any) and upon such terms as the Trustees think fit; and

                (e) invest in, or enter into contracts with one or more Insurance Companies which provide managed funds, unit trusts, mutual funds and/or annuity or assurance policies upon such terms as to sale and surrender as the Trustees think fit.

                The Trustees may also realise, exchange and otherwise deal with such property at such time and in such manner as the Trustees think fit and may apply any cash within the Fund in maintaining, developing, improving or otherwise enhancing the value of all or part of the Fund to the intent that the Trustees shall have all powers relating to such property which they might exercise if they were absolutely and beneficially entitled to the Fund.

        3.2.2 The Trustees shall not apply more than five per cent of the Fund in or towards:-

                (a) shares, securities, stocks, bonds and debentures issued by any Group Company;

                (b) any interest in land or property owned or occupied by any Group Company or the development and improvement of such land or property;

                (c)  any other employer-related investments as described under section 40 (restriction on employer-related investments) of the 1995 Act,

                and the Trustees shall not apply any part of the Fund in or towards making loans (whether secured or unsecured) to any Group Company or any other investment prohibited under the said section 40, except that, where such loan or investment was made prior to 6 April 1997, the loan or investment may be held until 6 April 2002 or the earliest date on which dis-investment may be effected in accordance with regulations made under the said section 40.

        3.2.3 The Trustees shall from time to time consult the Principal Employer on the investment policy of the Fund.

        3.2.4 In respect of any period when section 35 of the 1995 Act (investment principles) applies to the Scheme the Trustees shall secure that there is prepared, maintained and from time to time revised a written statement (which meets the requirements of that section) of the principles governing decisions about investments for the purposes of the Scheme, and take such advice as may be required by law in the securing of such a statement.

        3.2.5 In respect of any period when section 36 of the 1995 Act (choosing investments) applies to the Scheme, the Trustees will only exercise their powers of investment set out in the Deed in accordance with this Clause, and will appoint any investment managers on terms which require the investment managers to observe the requirements of that section and of this Clause.

                (a) The Trustees and any such managers will, and they will take reasonable steps to ensure that any investment managers they appoint will, have regard:-

                     (i) to the need for diversification of investments so far as appropriate to the circumstances of the Scheme; and

                                                                   Exhibit 10.38

                     (ii) to the suitability to the Scheme of investments of the description of investment proposed and of the investment proposed as an investment of that description.

                (b) Before investing in any manner (other than in a manner mentioned in part 1 of schedule 1 to the Trustee Investments Act 1961) the Trustees will obtain and consider advice from a duly authorised person (as referred to in paragraph (a) of sub-section 36(6) of the 1995 Act), which shall be confirmed subsequently in writing, on the question of whether the investment is satisfactory having regard to Clause 3.2.5 (a) and the statement of investment principles referred to in Clause 3.2.4.

                (c) In retaining any investment the Trustees will determine at what intervals, the circumstances, and in particular the nature of the investment, make it desirable to obtain such advice as is mentioned in Clause 3.2.5(b), and they will obtain and consider such advice accordingly.

                (d) The Trustees shall (and they shall appoint any investment manager on terms which require that the investment manager will) exercise the Trustees' powers of investment with a view to giving effect to the statement of investment principles referred to in Clause 3.2.5(a), so far as reasonably practicable.

3.3     USE OF NOMINEES AND SAFE CUSTODY

        3.3.1 The Fund shall, except to the extent that it is in bearer form, be held in the name of the Trustees or in the name of one or more nominees for and on behalf of the Trustees.

        3.3.2 The Trustees (or any nominee) may place any title documents relating to the Fund with any person the Trustees (or the nominee) think fit. The documents will be held to the order of the Trustees and the Trustees shall not be responsible for the loss or destruction of the documents.

        3.3.3 In respect of any period when section 49 of the 1995 Act (other responsibilities of trustees, employers, etc) applies to the Scheme the Trustees will to the extent required by that section place any money received by them in a separate account at an institution authorised under the Banking Act 1987.

3.4     POWER TO INSURE

        The Trustees may insure (at the expense of the Fund) any asset comprised in the Fund on such terms and for such amount as they think fit. Any insurance money received may be used by the Trustees to restore the asset concerned, or shall be applied by the Trustees as if it were the proceeds of the sale of the asset.

3.5     POWER TO BORROW

        The Trustees may borrow money or otherwise receive credit for the purposes of the Fund or for the purpose of acquiring any form of property authorised by Clause 3.2.1 and may secure repayment thereof in such manner as they think fit by charging or mortgaging all or any part of the Fund.

                                                                   Exhibit 10.38

3.6     DONATIONS

        The Trustees may accept (and may renounce) any donations or gifts for any of the purposes of the Scheme.

3.7     INVESTMENT MANAGER

        3.7.1 The Trustees may from time to time appoint one or more investment managers in respect of one or more parts or all of the Fund. The Trustees shall ensure there is at least one investment manager when this is required by section 47 of the 1995 Act (professional advisors). The Trustees may remove any investment manager. The Trustees may empower each investment manager:-

                (a) to exercise or to carry out the powers of investment and other powers of the Trustees set out in this Part 3 of the Trust Deed;

                (b) to hold any part of the Fund in its name or in the name of its nominee;

                (c) to open and operate bank accounts as the investment manager shall see fit; and

                (d)  to sub-delegate any or all of the powers vested in it.

        3.7.2 The Trustees may pay each investment manager appointed under Clause 3.7.1 such remuneration as the Trustees shall decide and the Trustees shall not be liable for the default of any investment manager appointed or employed in good faith or for any loss arising out of the actions or advice of an investment manager, its nominee or sub-delegate.

        3.7.3 In the circumstances set out in section 34(4) of the 1995 Act (power of investment and delegation), the Trustees shall not be responsible for the act or default of any investment manager.

3.8     COMMON INVESTMENT SCHEMES

        The Trustees may from time to time participate in any common investment scheme with the trustees of any other Retirement Benefits Scheme. The Trustees may delegate to the trustees or administrator of any common investment scheme in which it is participating all or any of the powers, duties and discretions conferred on the Trustees and in particular:-

        3.8.1 may authorise the sub-delegation of any or all of those powers to officers or employees of the trustees or administrator, to investment managers appointed by the trustees or administrator and may authorise those investment managers to sub-delegate;

        3.8.2 may make whatever arrangements they think fit for the holding of the assets of the common investment scheme and for the valuation and realisation of the Fund's share of or interest in those assets;

        3.8.3 may remunerate and give indemnities to the trustees or administrator and/or their or its delegates and sub-delegates.

                                                                   Exhibit 10.38

3.9     INDEMNITY IN RELATION TO PROPERTY

        If in connection with the purchase, realisation, management or any other dealings with any property comprising the Fund it would in the opinion of the Trustees be to the benefit of the Fund to enter into any particular transaction, the Trustees may enter into or give such form of written agreement, indemnity, warranty or undertaking with the other parties involved in the transaction as may be required to obtain the successful completion of the transaction and may bind all or any part of the Fund to give effect thereto.

4.      TRUSTEES

4.1     APPOINTMENT AND REMOVAL OF TRUSTEES

        4.1.1 A corporate body (whether or not a trust corporation) may be a sole Trustee of the Scheme but otherwise the number of Trustees of the Scheme shall not be less than two nor more than six.

        4.1.2 The Principal Employer can by deed appoint a new or additional Trustee and remove a Trustee of the Scheme, subject to the other provisions of this sub-Clause. In respect of any period when section 16 or 18 of the 1995 Act (member-nominated trustees and directors) applies to the Scheme the Trustees shall either make such arrangements for persons to be selected as trustees of the Scheme, or directors of a corporate trustee, as required by either of those sections and regulations thereunder and shall secure that those arrangements are implemented. Any trustee or trustee director so appointed shall not be removed without the consent of all remaining trustees or trustee directors. In respect of any period when section 17 or 19 of the 1995 Act (exceptions) applies to the Scheme trustees or directors of a corporate trustee shall be appointed and removed in accordance with such arrangements as have been approved for the purposes of those sections. The Trustees and the Principal Employer shall execute such documents and do whatever is necessary to give effect to the appointment or removal.

        4.1.3 Any Trustee may resign as Trustee of the Scheme by serving 28 days written notice on the Principal Employer to that effect, and the Trustee so resigning shall be deemed to have resigned on the expiry of the period of 28 days or any earlier exercise of the power contained in Clause 4.1.2. Each Trustee and the Principal Employer shall execute such documents and do such things as may be necessary to give proper effect to any removal or resignation under Clause 4.1.2 or this Clause 4.1.3 or otherwise.

        4.1.4 The Principal Employer shall become a Trustee of the Scheme if a sole Trustee retires without a successor being appointed by the Principal Employer or if for any reason the number of Trustees falls below the minimum specified in Clause 4.1.1.

        4.1.5 Any person (including any corporation, whether or not a Group Company, and any director officer or employee of an Employer or Group Company) may be a Trustee, regardless of where that person is domiciled or resident or (being a corporation) is incorporated or carries on business.

4.2     PAYMENT OF TRUSTEES

        Any Trustee shall be entitled to fees or remuneration for services as a trustee. Unless any agreement stipulates that the fees or remuneration shall be paid by the Employers in addition to

                                                                   Exhibit 10.38

        the contributions payable by them to the Scheme or if the Employers breach any such stipulation, that Trustee shall be entitled to receive the fees or remuneration out of the Fund.

4.3     PROTECTION FOR TRUSTEES

        4.3.1 The Trustees shall be entitled to all reliefs and indemnities conferred on trustees by law.

        4.3.2 No Trustee (or director or officer of a corporate trustee) shall as such incur any personal liability except to the extent that it is attributable to the personal wilful default or conscious bad faith of the Trustee (or director or officer of the Trustee) sought to be made liable.

                Each Trustee (and each director or officer of a corporate trustee) shall be indemnified out of the Fund against all costs, claims, losses and expenses for which such person is liable arising out of or in connection with the Scheme including any liabilities which he or she would be personally liable for but for the exemption above in this Clause 4.3.2.

        4.3.3 A Trustee (or any director or officer of a corporate Trustee) who:-

                (a)  is or has been a Member or other Beneficiary;

                (b) is or has been a director, officer or employee of the Principal Employer, a Group Company, an Employer or any corporation promoted by the Trustees or the Scheme or in which the Trustees or the Scheme are otherwise interested;

                (c) has (unless they are otherwise aware of it) notified the Trustees and the Principal Employer of any material interest (including an interest as a trustee, director, agent or other fiduciary capacity) he or she may have in any transaction or arrangement (other than solely as a result of falling within (a) or (b) above) and of which he or she knows or could reasonably be expected to know; or

                (d)  is remunerated for acting as a Trustee.

                shall be entitled to retain any benefit from the Scheme to which he or she may be entitled and the exercise of any power or discretion by any such person as a Trustee or director or officer of a corporate Trustee shall not be invalidated or questioned on the grounds that he or she had a direct or indirect interest in it and such Trustee shall be entitled to exercise the power of resignation and shall be entitled to the benefit of all indemnities and immunities conferred on the Trustees by the Trust Deed or by law.

        4.3.4 The Trustees shall not be liable in respect of any payment to any person erroneously made in the bona fide belief that the person was entitled to it and the receipt of the payment by the person shall be a good and sufficient discharge to the Trustees.

        4.3.5 The Trustees may insure the Scheme against any loss caused by the Trustees or any of their directors, officers, agents and delegates and may also insure themselves, their directors, officers, agents and delegates against liability for breach of trust (but not during any period when section 31 of the 1995 Act (trustees not to be indemnified for fines or civil penalties) applies to the Scheme

                                                                   Exhibit 10.38

                against liability to pay any fines imposed by way of penalty for an offence of which the Trustee or other person is convicted, or to pay a penalty which the Trustee or other person is required to pay under section 10 of the 1995 Act or section 168(4) of the 1993 Act) and may pay the premiums from the Fund. Where there is insurance against a liability the liability of the Employers under 4.3.2 shall be reduced accordingly.

        4.3.6 During any period when section 31 of the 1995 Act (trustees not to be indemnified for fines or civil penalties) applies to the Scheme, nothing in this Clause (or elsewhere in the Trust Deed) will be interpreted or relied upon to permit any amount to be paid out of the Fund for the purpose of reimbursing, or providing for the reimbursement of, any Trustee in respect of:-

                (a) a fine imposed by way of penalty for an offence of which he or she is convicted; or

                (b)  a penalty which he or she is required to pay under
                     section 10 of the 1995 Act or under section 168(4) of the 1993 Act.

4.4     PROCEEDINGS OF TRUSTEES

        4.4.1 Unless a corporation is the sole Trustee Clauses 4.4.2, 4.4.3 and 4.4.4 shall govern the proceedings of the Trustees.

        4.4.2 The Trustees may meet together and shall make such regulations for the conduct of their business as they shall decide. At any such meeting all questions shall, unless otherwise agreed, be decided by a majority of the votes of the Trustees present and voting thereon. In the event of an equality of votes the chairman of the meeting (if any) shall have a second or casting vote. Should there be an equality of votes on the election of a chairman at any meeting the chairman shall be chosen by lot. The quorum for any meeting of the Trustees shall be two of the Trustees.

        4.4.3 A resolution in writing signed by all of the Trustees shall be as valid and effectual as if it had been passed at a meeting of the Trustees and the same may consist of two or more documents in similar form each signed by one or more of the Trustees.

        4.4.4   A majority of the Trustees shall subject to Clauses 4.4.2 and
                4.4.3 be competent to exercise any of the trusts, powers and discretions vested by the Trust Deed in the Trustees generally and such action of the majority shall be as valid and effectual as if exercised by all the Trustees.

        4.4.5 In cases where decisions of the Trustees are to be taken by agreement of the majority, notice of any meeting at which decisions may be so taken will, unless all of the Trustees agree otherwise:-

                (a)  specify the date, time and place of the meeting; and

                (b) be sent to the last known address of each Trustee no later than ten days (not counting for this purpose any Saturday, Sunday, Christmas Day, Good Friday or bank holiday within the meaning of the Banking and Financial Dealings Act 1971) before the meeting.

        4.4.6 The Trustees will keep records of their meetings and books and records relating to the Scheme and if and to the extent that section 49 of the 1995 Act (other

                                                                   Exhibit 10.38

                responsibilities of trustees, employers, etc) applies to the Scheme, comply in accordance with the requirements of that section (and in particular in accordance with chapter III of the Occupational Pension Schemes (Scheme Administration) Regulations 1996 (SI 1996/1715)).

4.5     TRUSTEESHIP OF LAND

        At any time when there is a sole Trustee of the Scheme, the sole Trustee may appoint in writing a second trustee to be a trustee jointly with the sole Trustee of any real property comprised in the Fund on terms that:-

        4.5.1 the sole Trustee and the second trustee shall hold the real property and the proceeds of sale thereof upon bare trust for the sole Trustee as trustee of the Scheme;

        4.5.2 the second trustee shall cease to be a trustee of the real property and/or of the proceeds of sale thereof when the proceeds of sale have been paid to or at the direction of the sole Trustee or when the Principal Employer or sole Trustee gives notice to the second trustee of the termination of the second trustee's appointment or the second trustee resigns (for which purpose Clause 4.1.3 shall apply to the second trustee), whichever shall first occur; and

        4.5.3 Clauses 4.2, 4.3 and 4.4 shall apply to the second trustee and the sole Trustee as trustees of the real property as they apply to the Trustee of the Scheme.

5.      ADMINISTRATION

5.1     AGENTS AND ADVISERS

        5.1.1 The Trustees shall make such arrangements as they consider necessary or desirable for the administration of the Scheme.

        5.1.2 The Trustees shall have power to obtain and to act on the advice or opinion of any lawyer, actuary, accountant or other professional person and, instead of acting personally, to appoint or employ agents and advisers to transact any business, to exercise any powers, duties and discretions of the Trustees, and to do all acts to be done by the Trustees under the trusts of the Trust Deed including (without prejudice to the generality of the foregoing) the payment of any pensions and other benefits.

        5.1.3 The Trustees may authorise such person or persons as they shall think fit to draw cheques or to give receipts and discharges and every such receipt and discharge shall be as valid and effectual as if it were given by the Trustees.

        5.1.4 The Trustees shall determine the remuneration for such agents or advisers but shall not be liable for the default of any such agent or adviser appointed or employed in good faith or for any loss arising from the appointment or acting in accordance with the advice of any adviser.

        5.1.5 For as long as section 47 of the 1995 Act (professional advisers) applies to the Scheme:-

                (a) the Trustees shall take all reasonable steps to secure that they exercise their powers under Clauses 5.1.2 and 5.6 to appoint (and to ensure that there is

                                                                   Exhibit 10.38

                     at all times appointed) an individual or firm as auditor to the Scheme and an individual as actuary to the Scheme;

                (b) the Trustees shall take all reasonable steps to secure that they exercise their powers under Clause 3.7.1 to appoint (and to ensure that there is at all times appointed) an individual or a firm as fund manager of the Scheme;

                (c) the Trustees shall not place reliance on the skill or judgement of

                     (i)   any legal adviser

                     (ii)  fund manager or

                     (iii) any other person, whose function in any of those
                           cases in relation to the Scheme is:-

                     - the examination of and the expression of an opinion on the financial statements and accounts of the Scheme or any other matter relating to the audit of the Scheme;

                     - the provision of advice on financial questions relating to the funding of, and assets of, the Scheme and on questions in respect of probabilities relating to mortality and other contingencies, and any other matter relating to the actuarial affairs of the Scheme; or

                     - the custody of cash, securities and any other documents of titled to assets forming part of the Fund;

                     unless that legal adviser, fund manager or other person is appointed by the Trustees; and

                (d) the Trustees shall take all reasonable steps to ensure that the persons appointed as actuary, auditor, fund manager or legal adviser are appropriately qualified (as required for the purposes of the 1995 Act, when and to the extent that that Act applies).

5.2     DELEGATION

        All or any of the rights, powers, duties, trusts and discretions vested in the Trustees by virtue of the Trust Deed may be delegated by the Trustees to any person upon such terms and conditions (including terms as to sub-delegation), for such periods and at such remuneration (if any) as the Trustees shall think fit.

5.3     PAYMENT OF TAX

        Any Trustee shall have power and, to the extent that the value of the Fund permits, the duty to:-

        5.3.1 pay tax in any jurisdiction (whether within or without the United Kingdom) to which any assets of the Fund or any Trustee or former Trustee are subject; or

        5.3.2 reimburse any Trustee or former Trustee any taxation and expenses incurred in connection with any taxation or claim for taxation in any jurisdiction (whether within or without the United Kingdom), and whether or not a court in the jurisdiction in which the paying Trustee or any of the assets of the Fund are subject

                                                                   Exhibit 10.38

                would, apart from this Clause, recognise a duty to pay that taxation, provided only that the taxation paid in any jurisdiction is due and payable according to the laws of that jurisdiction.

5.4     EXPENSES

        5.4.1 The Trustees may from time to time determine that some or all costs, charges and expenses of the Scheme or of the Fund shall be met by the Employers in such shares as the Trustees shall determine.

        5.4.2 The Trustees may, notwithstanding Clause 5.4.1, pay from the Fund all costs, charges and expenses in connection with the Scheme or the Fund but no cost, charge or expense shall be paid more than once and the Employers shall reimburse the Trustees for payment of any cost, charge or expense paid by the Trustees which the Employers were liable to pay under Clause 5.4.1.

5.5     ACCOUNTS

        The Trustees shall keep records and accounts in respect of the Scheme and as soon as reasonably practicable and in any event no later than seven months after the end of each Scheme Year shall obtain audited accounts for that Scheme Year, which audited accounts shall comply with the Disclosure Regulations.

5.6     ACTUARIAL VALUATIONS

        5.6.1 The Trustees shall obtain from the Actuary actuarial valuations of the Scheme from time to time but in any event the effective date of each such valuation shall not be later than three years after the effective date of the previous valuation. Each such valuation shall be obtained as soon as reasonably practicable and not later than one year after its effective date and shall comply with and be accompanied by an actuarial statement pursuant to the Disclosure Regulations. During any period when section 56 of the 1995 Act (minimum funding requirement) applies to the Scheme the Trustees shall also obtain from the Actuary such other valuations and certificates as are required and at such intervals as are prescribed for the purposes of section 57 (valuation and certification) and section 58 (schedules of contributions) of that Act.

        5.6.2 If the value of the assets of the Scheme exceeds the value of its actual and contingent liabilities (both as determined in accordance with prescribed principles pursuant to Schedule 22 to the 1988 Act or on any other basis approved by the Commissioners of Inland Revenue) the Trustees may, subject only to the prior written consent of the Board of Inland Revenue transfer to the Principal Employer and to such (if any) of the other Employers as the Trustees shall decide cash or other assets representing all or any part of the excess. If and to the extent that section 37 of the 1995 Act (payment of surpluses to the employer) applies to the Scheme, no payment or transfer shall be made to any Employer except if that section has been complied with.

5.7     TRUST PAPERS

        Unless otherwise directed by a Court or tribunal of competent jurisdiction or required by any statutory provision or provided by the Trust Deed, the Trustees may decline to disclose to the Beneficiaries the whole or any part of any papers, minutes, records or other data or information in their possession.

                                                                   Exhibit 10.38

5.8     DISPUTE RESOLUTION

        5.8.1 In respect of any period in which section 50 of the 1995 Act (resolution of disputes) applies to the Scheme the Trustees shall establish, operate and review from time to time a procedure for resolving disputes as required by that section.

        5.8.2 Any reference in the Trust Deed to a decision of the Trustees (including without limitation a decision as to the exercise of a discretion by them) shall where the context permits be interpreted as meaning the decision in question as amended by the outcome of any internal dispute resolution procedure which has been conducted under this Clause or under any regulations made under that section which are from time to time in force.

6.      PAYMENT OF BENEFITS

6.1     PENSIONS

        6.1.1 All pensions payable are annual pensions accruing from day to day and, unless the Trustees otherwise decide, shall be paid by equal monthly instalments commencing on the 25th day of the calendar month next following that in which entitlement to payment arose.

        6.1.2 All pensions are payable for life unless the pension is payable to a Dependent Child when the pension is payable until he or she ceases to be a Dependent Child.

6.2     PRODUCTION OF INFORMATION

        6.2.1 Any person entitled to or claiming any benefit under the Scheme shall produce such evidence and information as may be required by the Trustees or the Principal Employer or any Employer for the purposes of the Scheme and payment of benefit under the Scheme to any person shall be conditional upon production by that person of any evidence or information which the Trustees, the Principal Employer or the Employer may require.

        6.2.2 If any Member, prospective Member or other Beneficiary fails to furnish to the Trustees or the Principal Employer or any Employer particulars required by any of them when required to do so or if any evidence of health furnished by such person is unsatisfactory to the Trustees or the Principal Employer or the Employer (as appropriate), or if such particulars as have been furnished (whether or not requested by any of them) are found to be false the Trustees may (subject to the requirements of Chapter I of Part IV of the 1993 Act) modify the benefits provided or to be provided in respect of such Member, prospective Member or Beneficiary under the Scheme in such manner as they consider, having regard to any advice of the Actuary or of an Insurance Company, to be appropriate, but not so that the benefits would be less than the GMP (if any) in respect of the Member and in respect of the Member's surviving spouse.

6.3     METHOD OF PAYMENT

        All payments of benefit shall, unless otherwise determined by the Trustees, be made by bank credit transfer but at the payee's request the Trustees may in any case make payments at the payee's risk by cheque through letter post to the payee's last known address in the British Isles or by other means. The Trustees may but shall not be obliged to, pay benefits in any currency

                                                                   Exhibit 10.38

        other than sterling on terms to be agreed between the Trustees and the Member. Where the emoluments of a Member are payable in another currency, they shall for the purpose of determining their amount on any date at which a calculation of the Member's emoluments is to be made be converted into sterling at the rate of exchange obtainable from the bankers of the Trustees or their agents on that date. If the benefit is secured under an Approved Policy, the terms and method of payment shall be as agreed by the Trustees with the relevant Insurance Company.

6.4     INTEREST ON LATE PAYMENT

        The Trustees may in their absolute discretion pay interest on any sums payable to any person if such sums are not paid within 28 days of the date on which payment is due and at such rate as the Trustees may in any particular case decide.

6.5     DEDUCTION OF TAX

        The Trustees shall be entitled to deduct from any benefit payable any tax or duty for which the Trustees are liable in respect of the benefit concerned.

7.      GENERAL PROVISIONS AFFECTING MEMBERS AND BENEFICIARIES

7.1     POWER OF DETERMINATION

        7.1.1 The Trustees shall have power to determine all questions and matters of doubt (other than those which are the subject of a procedure operated under Clause 5.8) arising in connection with the Scheme.

        7.1.2 Where two or more persons have a claim to be the surviving spouse of any Member then any benefit payable under the Scheme to or for the benefit of the surviving spouse shall in the absolute discretion of the Trustees be paid or applied to or for the benefit of such one or more of the claimants and in such proportions as the Trustees think fit, save that the surviving spouse's GMP (if any) shall be payable to the person entitled to receive such pension (if any) pursuant to Appendix 2 and any surviving spouse's benefit to the level specified in section 12(B) of the 1993 Act shall be payable to the person entitled to receive such pension pursuant to that section.

7.2     MINORS

        Where a pension is payable for the benefit of any minor the Trustees may at their discretion:-

        7.2.1 pay the pension to the minor's parent or guardian or to any person with whom the minor resides or under whose care and control the minor is or appears to be, without being obliged to ascertain whether such guardian or other person has any right to the care and control of that minor or to supervise the application of the pension by such guardian or other person and without being responsible for any misapplication, and the receipt of the guardian or such other person to whom any moneys are paid shall be conclusive evidence that the Trustees have applied those moneys for the benefit of the minor; or

        7.2.2 apply the pension or any part of it towards the education or other benefit of the minor in any other way as it sees fit and the receipt of the person to whom any moneys are paid shall be conclusive evidence that the Trustees have applied those moneys for the benefit of the minor.

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                                                                   Exhibit 10.38

7.3     PROTECTION FOR THE TRUSTEES

        The Trustees shall not be accountable in respect of or obliged to see to the application of any payment which is otherwise made in accordance with the Trust Deed if it is made:-

        7.3.1 to a minor direct or to his parent or guardian or to the person with whom he resides; or

        7.3.2 to any person who appears to the Trustees after reasonable enquiry to be a spouse or Dependant to whom the payment may be made under the Trust Deed notwithstanding that such person is not such a spouse or Dependant; or

        7.3.3 to any individual or institution who or which is or appears to be responsible for the care of a person to whom the payment may be made under the Trust Deed if the Trustees consider that person's incapacity does not warrant their making the payment to him or her direct.

7.4     ASSIGNMENT OF BENEFITS

        If a Member or any other Beneficiary becomes bankrupt or tries to assign or charge his or her pension or other benefit or if any event occurs by which all or part of the pension or other benefit would if belonging absolutely to the Member or other Beneficiary become payable to some other person, the pension or other benefit will cease to be payable. An equivalent benefit may, at the discretion of the Trustees, be paid to, or used for the benefit of the Member or Beneficiary concerned, his or her spouse or any of his or her dependants or relatives in such proportions as the Trustees shall decide. In no circumstances shall the equivalent benefit be paid to anyone in whose favour the Member or Beneficiary tried to assign or charge the pension or other benefit other than a spouse or dependant of the Member or the Beneficiary.

        This Clause does not apply to a GMP as any attempt to assign a GMP is void.

7.5     NOTICES

        7.5.1 Any notice to be given to a Member, Dependant or other person entitled to a benefit under the Scheme may be served by being handed to the Member personally, by being sent by first class post to the Member at his or her last known private postal address or by such other method as the Trustees consider appropriate. Any notice served by post shall be deemed to have been served on the second day (excluding Sundays and statutory holidays) next following the date of posting and in proving such service it shall be sufficient proof that the Trustees reasonably believe that the envelope containing the notice was properly addressed and posted as a prepaid letter by first class post.

        7.5.2 Each Member shall furnish the Trustees with his or her private postal address and notify the Trustees at once of any change therein. Members shall, unless requested otherwise by the Trustees, address all communications and requests in connection with the Scheme in writing to the Trustees at the registered office in the United Kingdom of the Principal Employer.

7.6     ADMINISTRATIVE ERRORS

        The Trustees may ratify any administrative action or omission which, not being authorised by the Trust Deed, in their opinion has not had a material adverse effect on any benefit or on the funding or other liabilities of the Employers and in either case which has not prejudiced Approval or breached any provision of Appendix 3.

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                                                                   Exhibit 10.38

7.7     AUTHORITY OF THE TRUST DEED

        Every Beneficiary shall be bound in all respects by the Trust Deed subject to any overriding legal requirements.

8.      TRANSFERS

8.1     TRANSFERS FROM OTHER ARRANGEMENTS

        8.1.1 The Trustees may accept all or any part of the assets of any retirement benefits scheme (the "OTHER ARRANGEMENT") which has been operating for the benefit of employees of an Employer or its predecessor in business. Such a transfer may relate to or include Members, persons in receipt of pensions and persons entitled to deferred pensions under the Other Arrangement. After acceptance of such a transfer, Members shall be granted such benefits as are prescribed by the Trustees acting on the advice of the Actuary. Any annuities or pensions already in course of payment in the Other Arrangement shall be continued at the same rate and on the same basis from the Scheme unless the Trustees acting on the advice of the Actuary direct otherwise. Likewise annuities or pensions for persons entitled to deferred pensions shall be preserved.

        8.1.2 The Trustees may accept and receive by way of transfer value from any other retirement benefit fund, scheme or arrangement from which a proposed transfer has been approved for the purposes of this Clause by the Board of Inland Revenue any sum or other assets in respect of any person becoming a Member and such benefits as are prescribed by the Trustees acting on the advice of the Actuary shall be granted to that Member in respect thereof.

        8.1.3 On acceptance of a transfer of assets or transfer value under Clause 8.1.1 or 8.1.2 the Trustees shall obtain a certificate from the trustees or administrators of the transferring arrangement verifying the amount which represents each Member's total contributions (including separately any additional voluntary contributions) made to the transferring arrangement and the maximum amount which may be paid in respect of each Member as a lump sum payment.

8.2     TRANSFERS TO OTHER ARRANGEMENTS

        8.2.1   The Trustees may arrange to make a transfer of assets to:-

                (a)  a Retirement Benefits Scheme; or

                (b)  an Approved Policy; or

                (c)  a Personal Pension Scheme;  or

                (d) any other arrangement approved for this purpose by the Board of Inland Revenue and any other appropriate authority,

                to the intent that the person or persons in respect of whom the transfer is made shall become entitled or contingently entitled to such benefits as may be determined by the trustees of, or other persons authorised under or in respect of, the recipient arrangement. On the making of such transfer such person or persons, their legal personal representatives and persons claiming through any of them shall cease to be entitled or contingently entitled to any benefits under the scheme.

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                                                                   Exhibit 10.38

        8.2.2   The transfer of assets may only be made if:-

                (a) the person to whom it relates consents or the transfer is made in the circumstances prescribed by the Contracting-out (Transfer and Transfer Payments) Regulations 1996 and the Occupational Pension Schemes (Preservation of Benefit) Regulations 1991 (as amended) and the Occupational Pension Schemes (Transfer Value) Regulations 1996;

                (b)  the requirements of Appendix 2 are satisfied; and

                (c) any other requirements imposed by legislation or which are necessary to avoid prejudicing Approval are met.

        8.2.3 The amount or value of the transfer of assets shall be determined by the Trustees, with the advice of the Actuary and to the extent, if any, that the amount exceeds the cash equivalent (as defined in Chapter IV of the 1993 Act) of the person in respect of whom it is made (or the amount which would be the cash equivalent if that person had a right to a cash equivalent), with the consent of the Principal Employer.

        8.2.4 If the Member has received a statement of entitlement setting out the cash equivalent of the Member's benefits under the Scheme and the Member subsequently applies under this Clause within three months of the guarantee date (as defined in section 93A(2) of the 1993 Act) in respect of that statement for a cash equivalent payment to be made, the amount transferred in respect of that Member shall not (except where the 1993 Act or any other applicable legislation allows) be less than the amount stated in the statement of entitlement issued to that Member.

9.      REORGANISATIONS OF THE SCHEME

9.1     OTHER EMPLOYERS

        9.1.1 The Principal Employer may, subject to the following provisions of this Clause 9.1, admit to participation in the Scheme any employer which is associated with the Principal Employer in such a manner that its participation in the Scheme would not prejudice Approval.

        9.1.2 No employer may be admitted to participation in the Scheme unless the Trustees consent to its admission and the Trustees may give consent upon such terms and conditions as they think fit in order to protect the existing Members and Beneficiaries of the Scheme at the date of admission of the new employer.

        9.1.3 The Principal Employer may determine that in relation to the new employer and its employees the Trust Deed shall apply with such variations as the Principal Employer with the consent of the Trustees shall specify.

        9.1.4 An employer shall be admitted to participation in the Scheme upon the execution by it, by the Principal Employer and by the Trustees of a deed by which:-

                (a) the new employer undertakes to perform the obligations of an Employer under the Scheme;

                (b) the Trustees give consent to the new employer's participation;

                                                                   Exhibit 10.38

                (c) the Principal Employer admits the new employer to the Scheme; and

                (d) any variations in the provisions of the Trust Deed which are to apply to the employees of that employer are specified.

9.2     NEW PRINCIPAL EMPLOYER

        If any other Employer or any other person which has succeeded or is about to succeed to all or any part of the business of the Principal Employer undertakes by deed with the Trustees and with the Principal Employer (unless it is being or has been wound up) to exercise the powers and assume the responsibilities assigned to the Principal Employer under the Trust Deed then provided such substitution shall not prejudice Approval the Employer or other person shall become the Principal Employer for the purposes of the Scheme with effect from such date as is specified in the deed and in substitution for the former Principal Employer. The deed may make provisions for the retention or transfer of liabilities incurred by or the entitlements of the former Principal Employer prior to the substitution of the new Principal Employer.

9.3     CLOSURE TO NEW MEMBERS

        The Principal Employer may close membership of the Scheme to new entrants and may direct that the Scheme be re-opened, in either case by giving written notice to the Trustees.

9.4     CESSATION OF PARTICIPATION

        9.4.1   If an Employer other than the Principal Employer:

                (a) shall cease to contribute to the Scheme (other than to rectify overfunding as provided for in Clause 12 (contributions) of this Deed); or

                (b) fails to observe and perform all or any of its obligations under the Trust Deed and in the case of failure capable of being remedied having been given a reasonable opportunity to remedy but not having done so; or

                (c) shall prejudice the approval of the Scheme by its continued participation in the Scheme; or

                (d) shall be the subject of a written notice from the Principal Employer to the Trustees stating that the Employer shall be regarded as having ceased to contribute to the Scheme (other than to rectify overfunding as aforesaid); or

                (e) ceases to be associated with the Principal Employer by a permanent community of interest to an extent that its continued participation in the Scheme would prejudice Approval.

                then, if paragraph (e) applies the Trustees may permit the continued participation of the Employer in the Scheme for such period consistent with Approval as the Trustee shall determine and, subject to this, the Trustees shall, in accordance with Clause 10.1.2, apply at such time as they shall determine after the event specified that part of the Fund which the Actuary considers in all the circumstances to be appropriate in respect of persons who cease to be Pensionable Members of the Scheme.

        9.4.2 Whenever the Scheme is partially wound up the provisions of Clause 10 below shall apply mutatis mutandis to such share of the Fund and the Segregated Fund as

                                                                   Exhibit 10.38

                the Scheme's Actuary advises is appropriate in respect of the Members employed or formerly employed by the Employer which is ceasing to participate in the Scheme (other than those who are immediately transferred to employment with one of the other Employers).

        9.4.3   In making his or her determinations for the purposes of Clauses
                9.4.1 and 9.4.2 above the Actuary shall value the appropriate share of the Fund and the Segregated Fund by adopting a method of valuation which incorporates the requirements of one of the following Clauses. The Clause which is to apply shall be determined by the Trustees who shall advise the Actuary accordingly in writing:-

                (a) the valuation of Member's benefits shall be calculated on the basis that Members had left the employment of their Employer on the effective date of the commencement of the partial winding up without any Members being entitled to a refund of their own contributions but instead entitled to a preserved pension taking account of Employers' and Members' Contributions;

                (b) the valuation of Members' benefits shall be calculated on a past service reserve basis which, for the avoidance of doubt, shall be at least equivalent to the value of the Members' benefits as determined under Clause 9.4.3 above increased to provide for future salary increases.

                (c) the valuation of the benefits of all Members who are described in Clause 9.4.2 above shall be calculated on a share of fund basis which, for the avoidance of doubt, shall reflect any underfunding or overfunding of the Scheme at the date of commencement of the partial winding up on the basis that the Scheme as a whole is an on-going scheme.

10.     TERMINATION OF THE SCHEME

10.1    EVENTS LEADING TO TERMINATION OF THE SCHEME

        10.1.1  If:-

                (a) the Principal Employer gives to the Trustees notice in writing that it wishes the Scheme to terminate or under Clause 12.1.2; or

                (b) it appears to the Trustees, after consulting the Actuary and having given one month's notice in writing to the Principal Employer, that the Scheme is insolvent and the Trustees resolve to determine the Scheme; or

                (c) the Principal Employer at any time fails to observe and perform any or all of its obligations under the Trust Deed and, in the case of a failure capable of being remedied the Principal Employer has been given a reasonable opportunity to do so but has not done so and the Trustees resolve to determine the Scheme; or

                (d) the Principal Employer goes into liquidation, is dissolved or ceases to carry on business or an administrator, receiver or administrative receiver is appointed to the Principal Employer (other than pursuant to a reorganisation and/or in circumstances where another company assumed its responsibilities under the Scheme) and the Trustees resolve to determine the Scheme; or

                                                                   Exhibit 10.38

                (e)  the Trustees resolve that the Scheme should be wound up; or

                then the Scheme shall terminate and the Trustees shall hold the Fund on trust to apply it in accordance with the provisions of Clause 10.1.2

        10.1.2 If the Scheme is terminated under 10.1.1 above, the Trustees shall at their discretion determine whether to apply the Fund:-

                (a)  in accordance with Clause 10.2 (Closed Scheme); or

                (b) in accordance with Clause 10.3 (Transfer to another arrangement); or

                (c)  in accordance with Clause 10.4 (Winding-Up).

                or in such combination of these methods as the Trustees decide and until all liabilities of the Trustees under the Scheme have ceased all the powers, duties and discretions (including the power of amendment under Clause 2.4 and the power to appoint new trustees under Clause 4.1) previously vested in the Principal Employer and the Employers (but not the power contained in Clause 10.4.2 shall, subject to the remaining provisions of this Clause 10.1.2, become vested in the Trustees. No power, duty or discretion vested in the Trustees by virtue of this Clause
                10.1.2 shall be exercised in such a way as to affect prejudicially the interests of the Principal Employer or any company which is or has been an Employer without the prior written consent of such person.

10.2    CLOSED SCHEME

        For the purposes of Clause 10.1.2(a), but only if the Principal Employer consents (which consent will not be required if it is in liquidation or is dissolved) the Trustees may administer the Scheme as a closed scheme until such date as they may decide to wind up the Scheme in accordance with Clause 10.4 or until the Fund is exhausted (whichever shall first occur). While the Scheme is a closed scheme no new members may be admitted and the contributions of the Employers will cease. The Trustees may decide from time to time having regard to the reasons for the Scheme becoming a closed scheme, the value of the Fund from time to time and any other factors it considers appropriate, whether benefits shall be provided from the Fund in respect of future Service of the Members or whether benefits of Members shall be restricted to those accrued to the date of the Trustees' decision and if benefits do not accrue in respect of future service the Members' contributions shall cease.

10.3    TRANSFER TO ANOTHER ARRANGEMENT

        The Trustees may transfer all or part of the Fund (in accordance with the provisions of Clause 8.2) to:-

        10.3.1  a Retirement Benefits Scheme; or

        10.3.2  an Approved Policy; or

        10.3.3  a Personal Pension Scheme; or

        10.3.4 any other arrangement approved for this purpose by the Board of Inland Revenue and/or by any other body with authority to approve such matters.

                                                                   Exhibit 10.38

10.4    WINDING-UP

        10.4.1 If the Trustees decide under 10.1.2 to apply the Fund in accordance with this Clause, the Trustees shall apply the whole of the Segregated Fund to provide for the expenses of winding up the Segregated Fund (but not general expenses of the Scheme) which may not be recoverable from any of the Employers and thereafter to provide, in respect of each Member who is paying or has paid voluntary contributions under Clause 12.3 (Additional voluntary contributions) or a similar facility in the Previous Provisions, benefits which the Trustees determine to be equal in value to the proportion of the Segregated Fund attributable to that Member, and the Fund other than the Segregated Fund shall be applied by the Trustees in accordance with the following:-

                (a)  FIRST

                     in paying or providing for any costs, charges and expenses incurred or to be incurred by the Trustee which may not be recoverable from any of the Employers;

                (b)  SECOND (as to any balance remaining)

                     In accordance with section 73 of the 1995 Act (but only if and to the extent that such section or any re-enactment of it is in force and is applicable to the Scheme at the relevant time and subject thereto as to any balance remaining as follows);

                (c)  THIRD (as to any balance remaining)

                     In the completion of the application in accordance with the provisions of this Deed of any benefit (other than a pension) which became payable to or in respect of a Member under such provisions on the death or retirement from Service of such Member or otherwise prior to the date of winding up;

                (d)  FOURTH (as to any balance remaining)

                     In the purchase from an Insurance Company of non-commutable non-assignable immediate annuities payable under the same conditions as payments receivable hereunder for those persons currently receiving benefits from the Fund and those who are entitled to benefits payment of which has been deferred under the provisions of the Trust Deed relating to late retirement, such annuities, including contingent pensions to widows, widowers and/or Dependants in the event of the recipient predeceasing such person, shall be of amounts equal to the pensions to which those persons are then entitled;

                (e)  FIFTH (as to any balance remaining)

                     in the provision for and in respect of each Member with Pensionable Service before 6 April 1978 who on the date on which the Scheme terminates under Clause 10.1.1 had not attained Normal Retirement Date and to whom benefits had not commenced to be paid under the terms of the Scheme prior to such winding up, of deferred pension benefits equal in value to the deferred pension to which he would have been entitled under the terms of the Scheme had that Member's Service with the Employer

                                                                   Exhibit 10.38

                     terminated on 5 April 1978 or if that Member's Service with the Employer had terminated prior to such date equal to the amount to which he is entitled under the terms of the Scheme on such date and in respect of such Pensionable Service benefits contingent upon his death in value to the benefits (if any) contingent upon his death under the terms of the Scheme

                (f)  SIXTH

                     (a) Guaranteed Minimum Pensions already in payment if not already secured under FOURTH above;

                     (b) Accrued rights to Guaranteed Minimum Pensions in respect of Members;

                     (c) State Scheme premiums payable by the Trustees in lieu of GMPs;

                     (d) Any benefits which are excluded by Section 14(6) of the 1993 Act from Guaranteed Minimum Pensions

                (g)  SEVENTH

                     in securing deferred pension benefits (if not already secured under the foregoing provisions of this clause ) for those Members, their spouses and Dependants prospectively entitled to pension benefits out of the Fund.

                (h)  EIGHTH

                     In respect of such part of the balance of the Fund then remaining unexpended as the Trustees shall decide in augmenting any of the pension benefits of those persons entitled or prospectively entitled under the winding-up or partial winding-up (as the case may be) hereof up to the maximum consistent with Approval.

                (i)  NINTH

                     In payment to the Employers in such proportions as the Actuary advises is equitable or in payment to the Employer if the Scheme is being partially wound-up by reference to a single Employer. No such payment shall be made in circumstances other than those permitted by section 37 of the 1995 Act and without the prior written agreement of the Commissioners of the Inland Revenue and the payment by the Trustees to the Commissioners of Inland Revenue of any tax due under Section 601 of the Income and Corporation Taxes Act 1988.

        10.4.2 The benefits to be provided under Clause 10.4.1 above shall be secured in either or both of the following ways:-

                (a) by the purchase of an annuity, assurance contract or policy from any Insurance Company or by the assignment of an annuity or assurance policy to the Member;

                (b) by paying the benefits (other than pensions where the Scheme is being completely wound-up) out of the Fund.

                                                                   Exhibit 10.38

11.     MEMBERSHIP

11.1    ADMISSION TO MEMBERSHIP

        11.1.1(a) The Principal Employer and the Trustees confirm that each Employee who has been admitted to membership of the Scheme prior to the date hereof became on admission:-

                  (i) a Pensionable Member, if in accordance with the Previous Provisions the Scheme was to provide (inter alia) benefits payable on his or her retirement from Service or on his or her Normal Retirement Date; or

                  (ii) a Life Member, if in accordance with the Previous Provisions the Scheme was not to provide benefits payable on his or her retirement from Service or on his or her Normal Retirement Date but was to provide lump sum benefits payable on the Employee's death in Service.

        11.1.1(b) Each Employee who is not a Pensionable Member on the date hereof shall be eligible to join the Scheme as a Pensionable Member in accordance with Clause 11.1.7 on the date on which that Employee satisfies the following conditions or on any subsequent date on which they continue to be satisfied:

                  (i)      the Employee is a permanent Employee

                  (ii)     the Employee is aged at least 16

                  (iii) the Employee has not reached his or her 60th birthday.

        11.1.2 A Pensionable Member may cease to be a Pensionable Member and thus terminate his or her Pensionable Service while remaining in Service by giving to the Trustees such notice as may (subject to any statutory requirement) be required by it. The Pensionable Member shall, on ceasing to be a Pensionable Member, be entitled to the withdrawal benefits specified in Clause 15.2 or 15.3 (as appropriate). A person who has not yet become Pensionable Member may give to the Principal Employer a notice specifying that he or she does not consent to become a Pensionable Member of the Scheme.

        11.1.3 An Employee who ceases to be a Pensionable Member while remaining in Service shall only be re-admitted as a Pensionable Member if he or she satisfies the conditions set out in Clause 11.1.1(b).

        11.1.4 Any person who does not become a Pensionable Member by the latest date on which he or she is eligible to do so under Clause shall only be permitted to become a Pensionable Member at a later date with the consent of the Principal Employer and then upon such terms as the Principal Employer shall determine.

        11.1.5 Every Employee who is not eligible to be admitted as a Pensionable Member shall subject to the consent of the Principal Employer be admitted as a Life Member.

        11.1.6 The Principal Employer may with the consent of the Trustees determine that:-

                  (a) a person who has not fulfilled the requirements for membership may become a Member on such terms and subject to such conditions as it may determine; and

                                                                   Exhibit 10.38

                (b) any category of persons not already Members shall cease to be eligible to become Members or may only become Members subject to such conditions as the Principal Employer may prescribe, and an Employer other than the Principal Employer may have like powers in relation to its employees and their families and dependants alone.

        11.1.7 Before being admitted as a Pensionable Member each Employee eligible to join the Scheme in accordance with Clause 11.1.1(b) will complete an application in such form as the Trustees may require.

        11.1.8 Each Employer shall provide the Trustees with information about Employees who in its opinion are eligible to become Members and the Trustees shall be entitled to rely on that information.

11.2    ABSENCE FROM WORK

        11.2.1 The Employer may agree with the Trustees any special provisions (consistent with Approval) to apply to Pensionable Members who are absent from work while remaining in employment.

        11.2.2 A female Pensionable Member who is absent from work by reason of pregnancy or recent childbirth and is in receipt of remuneration from an Employer or statutory maternity pay ("Maternity Leave") shall remain in Pensionable Service until either she returns to work or her employment and remuneration or statutory maternity pay cease. During the period of her Maternity Leave her contributions under Clause 12.2.1 will be calculated by reference to actual remuneration and/or statutory maternity pay from time to time. For all other purposes her Pensionable Earnings will be the Pensionable Earnings which would have applied for that period or part thereof had the Member been working normally and receiving the remuneration likely to be paid for doing so. In the event of any dispute as to what that amount should be the decision of the Principal Employer shall be final and binding.

        11.2.3 A female Pensionable member on her "maternity leave period" as defined in the Employment Rights Act 1996 shall be treated as though she were on Maternity Leave even if she is not in receipt of remuneration or statutory maternity pay and sub-Clause 11.2.2 shall apply to her until either she returns to work or her "maternity leave period" expires.

11.3    CHANGE OF EMPLOYER

        If any Pensionable Member transfers from the Service of one Employer to the Service of another Employer the Member shall not be treated as leaving Pensionable Service on the transfer.

11.4    LINKED PENSIONABLE SERVICE

        11.4.1 Subject to Clauses 11.2.1, 11.4.2 and 17.1 a Pensionable Member who leaves Pensionable Service and re-enters Pensionable Service or whose Pensionable Service is interrupted shall receive benefits in respect of each period of Pensionable Service as if he or she had not previously been in Pensionable Service.

        11.4.2 Where a Pensionable Member leaves Pensionable Service and re-enters Pensionable Service or a Member's Pensionable Service is interrupted in

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                                                                   Exhibit 10.38

                circumstances where the Member has retained a right to pension benefits under the Scheme in respect of the first period of Pensionable Service the Pensionable Member may, with the consent of the Principal Employer, elect to surrender his or her entitlement to pension benefits in respect of the first period of Pensionable Service on terms that the two periods of Pensionable Service be aggregated for the purpose of calculating his or her entitlement to benefits under the Scheme.

12.     CONTRIBUTIONS

12.1    EMPLOYER'S CONTRIBUTIONS

        12.1.1 In respect of any period when section 58 of the 1995 Act (schedules of contributions) applies to the Scheme and there is a current schedule of contributions prepared by the Trustees under that section in respect of the Scheme, the Employers' contributions shall:-

                (a) be at a rate not lower than the rate specified in that schedule of contributions; and

                (b) be paid on or before the dates specified in that schedule of contributions;

                     and in respect of any such period the Trustees shall take all reasonable steps to secure that such a schedule is prepared, maintained and from time to time revised as required by that section. Subject (where applicable) to those minimum requirements, each Employer shall, subject also to the following provisions of this Clause 12.1, pay such contributions to the Scheme as the Principal Employer shall determine in relation to that Employer having obtained the advice of the Actuary.

        12.1.2 The Employers, or any one or more of them, may at any time terminate liability on their or its part to contribute to the Scheme (provided that all contributions are paid to date and the Actuary is satisfied that the Scheme is solvent and for that purpose he or she shall have regard to the considerations referred to in Clause 12.1.3 below regarding solvency of the Scheme). Written notice shall be given by any Employer to the Trustees of the intention to terminate contributions. All Members who are affected by such action shall be notified by the Trustees.

        12.1.3 If any of the Employers notify the Trustees that its contributions to the Scheme are to cease and subject to the overriding provisions of Section 144 of the 1993 Act and section 75 of the 1995 Act the Actuary advises the Trustees that the Scheme is insolvent that Employer may cease to contribute but there shall subsist (until discharged) a liability upon such Employer to pay a lump sum to the Trustees which in the opinion of the Actuary represents an equitable contribution to the Fund by such Employer towards restoring the solvency of the Scheme. For the purposes of this Clause the word "insolvent" shall have the meaning ascribed to it by the Actuary and the Actuary in making his determination in this respect shall have regard to whether the Scheme is likely to be made paid up, continue as an ongoing scheme (either closed to new members or accepting new members) or be wound up. All Members who are affected by such action shall be notified by the Trustees.

        12.1.4 The Employers, or any one or more of them, may at any time suspend contributions from them or it to the Scheme provided that the Actuary must be satisfied that such a suspension of contributions could be justified by the assets of the Scheme being sufficient to maintain a the solvency of the Scheme upon the

                                                                   Exhibit 10.38

                actuarial assumptions adopted at the time of the Scheme's most recent valuation provided that:

                (a) If, at any time after the suspension of contributions referred to in 12.1.4 above the Actuary considers that the value of the Scheme's assets have fallen below the level required to maintain the solvency of the Scheme referred to in that clause or that the value of the assets of the Scheme have fallen below the level required in Section 56 of the 1995 Act or regulations made thereunder then the Actuary shall recommend that contributions by any one or more of the Employers be resumed.

                (b) In the event that any one or more of the Employers do not resume contributions in accordance with clause 12.1.4(a) the Trustees may, if they consider it appropriate treat that or those Employers as having terminated their liability to contribute to the Scheme in accordance with clause 12.1.2 or 12.1.3 as appropriate.

        12.1.5 If an Employer gives notice under this Clause 12.1 its liability to meet costs, charges and expenses incurred thereafter shall cease and in the case of 12.1.2 or 12.1.3 those Members who are in its employment shall also have their contribution liability terminated.

12.2    MEMBERS' CONTRIBUTIONS

        12.2.1 Subject to Clause 11.2 and Appendix 3 every Pensionable Member shall contribute to the Scheme at the rate notified to the Pensionable Members from time to time by the Principal Employer while in Pensionable Service up to the date of the beginning of the Scheme Year prior to Norma1 Retirement Date.

        12.2.2 Each Pensionable Member's contributions shall be collected by the Employer by deduction from the Pensionable Member's remuneration unless the Trustees and the Pensionable Member shall agree some other manner of collection. All such contributions shall be paid by the Employers to the Trustees or as the Trustees shall otherwise direct.

12.3    ADDITIONAL VOLUNTARY CONTRIBUTIONS

        12.3.1 A Member may make voluntary contributions to the Scheme and may increase, decrease or discontinue such contributions, subject to the restrictions in Clause 12.3.2 in order to provide additional benefits payable in the form of pensions or lump sum benefits as agreed between the Member and the Trustees.

        12.3.2  The restrictions referred to in Clause 12.3.1 are that:-

                (a) the voluntary contributions shall not be such that the additional benefits secured or the amount of the contribution would prejudice Approval;

                (b) except in relation to a Member whose voluntary contributions are paid under an arrangement which commenced or is treated as having been entered into on or before 7 April 1987, no part of any retirement pension provided by voluntary contributions may be commuted for a lump sum under Clause 13.6.1;

                                                                   Exhibit 10.38

                (c) the Trustees may impose a minimum on the amount of a Pensionable Member's voluntary contributions in any tax year but the minimum shall not exceed the greater of:-

                     (i) one-half of one per cent of his or her earnings from the Employer in that tax year; and

                     (ii) three times the weekly rate of the Lower Earnings Limit for that tax year;

                (d) the Trustees may from time to time impose a requirement that a Pensionable Member give written notice of up to 12 months before starting, increasing, decreasing or discontinuing contributions and shall have power to waive any requirement imposed by them in any case they think fit.

                The voluntary contributions shall be discontinued when the Member ceases to be in Pensionable Service unless the Trustee (consistent with Approval) agree otherwise.

        12.3.3  The part of the Fund which is represented by or derived from:-

                (a) voluntary contributions made by a Member to the Scheme under Clause 12.3.1; and

                (b) that part of any transfer payment received by the Trustees in respect of any person which was kept separate from the other assets of the arrangement from which it was transferred and which is attributable to voluntary contributions made or deemed to be made by such person to the retirement benefits scheme or arrangement from which the transfer payment is received.

                shall be kept separate from the other assets constituting the Fund ("Segregated Fund") unless under Clause 12.3.4 the Trustees have determined that that part of the Fund shall not be used to provide benefits on any money purchase basis.

        12.3.4 The amounts of such additional benefits shall be determined by the Trustees (after consulting the Actuary or the Insurance Company or other organisation with which they may be secured) on a basis which is reasonable, having regard to the amount of the voluntary contributions and:-

                (a) if the voluntary contributions form part of the Segregated Fund, the value of benefits shall be equivalent on a money purchase basis to the assets attributable to the voluntary contributions;

                (b) if the benefits are not provided on a money purchase basis, the value of benefits shall be reasonable having regard to the value of other benefits under the Scheme.

        12.3.5  In determining such additional benefits under Clauses 12.3.1 and
                12.3.4 the Trustees shall comply with the requirements of Chapter I of Part IV of the 1993 Act.

                                                                   Exhibit 10.38

        12.3.6  The provisions of Clauses 12.3.1 to 12.3.5 shall
                (notwithstanding anything in them to the contrary) be subject to the provisions of Part III of schedule 6 to the Finance Act 1989 concerning the return of surplus funds.

        12.3.7 The Trustees may agree with the Member that benefits from additional voluntary contributions may be payable at a different age from the other benefits in the Scheme in which case the Member must agree to the form and amount of his or her benefits under the Scheme being subject to such restrictions as the Board of Inland Revenue may from time to time require in addition to or in substitution for the limits in Appendix 3.

13.     BENEFITS ON RETIREMENT

13.1    PENSION ON RETIREMENT AT NORMAL RETIREMENT DATE

        Each Pensionable Member who leaves Service at Normal Retirement Date shall receive an annual pension calculated as one sixtieth of Final Pensionable Salary for each complete year (and proportionately for each additional complete month) of Pensionable Service (up to a maximum of forty years).

13.2    LATE RETIREMENT

        13.2.1 A Pensionable Member who remains in Service after Normal Retirement Date shall, subject to clause 13.2.2, receive a pension on retirement from Service equal to the pension that would have been payable at Normal Retirement Date had the Member then left Service increased by such amount as the Trustees decide having regard to the advice of the Actuary.

        13.2.2 With the consent of the Principal Employer, a Pensionable Member who is not a Class A Member may instead elect to contribute to the Scheme after Normal Retirement Date, to remain in Pensionable Service and to receive a pension on retirement from Service equal to one sixtieth of Final Pensionable Salary for each complete year (and proportionately for each additional complete month) of Pensionable Service (up to a maximum of 40 years).

13.3    EARLY RETIREMENT DUE TO ILL-HEALTH

        13.3.1 If a Pensionable Member leaves Service at any time before Normal Retirement Date on account of incapacity due to serious ill-health or injury rendering him or her incapable of performing his or her existing job or any alternative job with the Employer which in the Trustees' opinion it would be reasonable for the Pensionable Member to be required to accept (proved to the satisfaction of the Trustees) the Pensionable Member shall, subject to the consent of the Employer, be entitled to receive an immediate pension calculated as in Clause
                13.1 but based on Final Pensionable Salary and Pensionable Service at the date of retirement.

13.4    EARLY RETIREMENT FOR REASONS OTHER THAN ILL-HEALTH

        13.4.1  A Pensionable Member not entitled to a pension under Clause
                13.3.1 who leaves Service on or after age 50 but before Normal Retirement Date may with the consent of the Employer elect to receive an immediate pension calculated as in Clause 13.1 but based on Final Pensionable Salary at, and Pensionable Service up to, the date of his or her retirement. The pension shall then be reduced by such amount as the Trustees shall direct being no more than the Actuary certifies to be

                                                                   Exhibit 10.38

                reasonable to take account of the earlier date on which the pension becomes payable.

        13.4.2 Where a pension payable to a Pensionable Member will be increased when the Pensionable Member reaches State Pension Age because of Clause 13.7.1, the pension payable before that age shall be reduced by such amount as the Actuary prescribes but not so that the actuarial value of the pension is less than the actuarial value of the pension which would have been payable but for Clause 13.7.1 and this Clause 13.4.2.

        13.4.3 The Trustees shall be reasonably satisfied that on the date when the pension under Clause 13.3.1 or 13.4.1 becomes payable its value, together with the value of any benefit payable on the Pensionable Member's death is not less than the value on that date of any benefits which have accrued to or in respect of the Pensionable Member, including for this purpose any increases in benefits which the Trustees estimate would accrue in accordance with the 1993 Act if the Member elected to take a deferred pension under Clause 15.3.

13.5    OPTIONAL PENSION FOR SPOUSE AND DEPENDANTS

        13.5.1 A Member may with the consent of the Trustees elect in writing to surrender part of his or her pension in order to provide a pension or pensions in addition to any payable under any other Clause, payable on the Member's death to the Member's spouse and/or any Dependants nominated by the Member.

        13.5.2 The option in Clause 13.5.1 is subject to the following conditions:-

                (a) it may be exercised only when the Member's pension becomes payable;

                (b) the aggregate of the spouse's and Dependants' pensions under this Clause 13.5 shall be equal in value to the part of the Member's pension surrendered, calculated on a basis certified as reasonable by the Actuary;

                (c) the option may not be exercised so that the annual amount of a spouse's or Defendants' pension would be less than the limit applicable in Clause 13.6.4 at the time of surrender;

                (d) the aggregate annual amount of the Dependants' and spouse's reversionary pensions provided under this Clause 13.5 together with any pension contingently payable in respect of the Member under the Scheme shall not exceed the annual amount of the Member's pension after surrender but before commutation under Clause 13.6.1;

                (e) if the spouse or nominated Dependant dies before the Member but after the first instalment of the Member's pension has become payable, the Member's pension after surrender shall not be affected;

                (f) the exercise of the option shall be subject to such restrictions as the Trustees consider appropriate to ensure that the Member's pension is not less than his or her GMP; and

                (g) any pension payable to a Dependant or spouse under this Clause 13.5 shall be payable for such period as may be agreed between the Member and the Trustees or failing such agreement the pension shall be payable for life or

                                                                   Exhibit 10.38

                     until such Dependant, if a child, ceases to fulfil the conditions set out at (b) of the definition of Dependent child in Clause 1.1.1

13.6    COMMUTATION

        13.6.1 A Member may (subject to any restriction pursuant to Clause 12.3 and Clause 8.1 and to the requirement that the Member's remaining pension must not be less than his or her GMP at State Pension Age) commute the whole or part of his or her pension by giving written notice to the Trustees. The lump sum shall not exceed 3/80ths of the Member's Final Pensionable Salary for each year of Pensionable Service (subject to a maximum of one and a half times Final Pensionable Salary) or (subject to Inland Revenue Limits) such greater amount as the Trustees may at their discretion allow. The amount of the pension foregone as a result of such commutation shall be calculated on a basis certified as reasonable by the Actuary. This option may be exercised within six months before the date the pension becomes payable or at such time thereafter as the Trustees allow. This Clause 13.6.1 shall not apply if Clause 13.6.3 or Clause 13.6.4 applies.

        13.6.2 A Member who remains in Service after Normal Retirement Date may with the consent of the Trustees and the Principal Employer unless he or she is a Class A Member (as defined in Appendix 3) commute the whole or part of his or her pension at Normal Retirement Date in accordance with Clause 13.6.1. Payment of any pension remaining after such commutation may be postponed until not later than his or her actual retirement from Service.

        13.6.3 If a Member becomes entitled to payment of a pension in exceptional circumstances of serious ill-health the Trustees may pay the Member in lieu of the whole or any part of that pension a lump sum of such amount as it shall determine, calculated on a basis certified as reasonable by the Actuary.

        13.6.4 The Trustees may pursuant to this Clause 13.6.4 pay a person, in lieu of his or her pension, a lump sum of such amount as the Trustees shall determine, calculated on a basis certified as reasonable by the Actuary. This power may be exercised only if the aggregate annual amount of the pensions and pension equivalent of any lump sums to which that person is entitled under the Scheme and under all other Retirement Benefits Schemes to which any Employer contributes or has contributed does not exceed L 260 or such other amount as may be prescribed under sections 21 and 77 of the 1993 Act and shall not prejudice Approval. For this purpose the provisions in Rule 12.1 of Appendix 3 relating to commutation of GMPs must also be satisfied.

13.7    SUPPLEMENTARY PROVISIONS

        13.7.1 Any pension payable to a Member under Clauses 13.1 to 13.5 inclusive and after any commutation under Clauses 13.6.1 to 13.6.3, but before any commutation under Clause 13.6.4, shall be reduced to the extent necessary or set at a rate to ensure that at State Pension Age the pension is not less than the Member's GMP.

        13.7.2 In addition to the benefits (if any) payable under Clauses 13.1 to 13.6 inclusive there shall payable:-

                (a) any pension arising from a transfer payment received by the Trustees pursuant to Clause 8.1 or any similar facility in the Previous Provisions; and

                                                                   Exhibit 10.38

                (b) any benefit arising from voluntary contributions paid by the Member to the Scheme pursuant to Clause 12.3 or any similar facility in the Previous Provisions,

                unless increased Pensionable Service has been granted to the Member in respect of those additional voluntary contributions or the transfer payment.

        13.7.3 The benefits payable under Clauses 13.1 to 13.7 inclusive shall not exceed Inland Revenue Limits.

        13.7.4 Where a Member has part-time employment or changes his employment from part-time to full-time or full-time to part-time the following provisions will apply:-

                (a) where a Member in part-time employment is increasing or decreasing his or her hours of part-time employment there will be an appropriate conversion of his or her period of part-time Service (i.e. respectively decreasing or increasing) so that his or her benefits under this clause 13 in respect of part-time Pensionable Service will be calculated on the basis of his or her Final Pensionable Salary (calculated on his or part-time remuneration) and part-time Pensionable Service completed (inclusive of converted part-time Pensionable Service) and in any case of doubt a certificate of the Employer as to the aggregate Pensionable Service which may count shall be final and conclusive;

                (b) where a Member is changing from part-time to full-time employment his or her benefits under this Clause 13 will be based on his or her Final Pensionable Salary in the full-time employment but the period of part-time Service will be converted into the corresponding period of full-time Service in determining the aggregate Pensionable Service which may count;

                (c) where a Member is changing from full-time to part-time employment his or her benefits under this Clause 13 in respect of full-time Service will be based on his or her final Pensionable Salary (which will be converted into its full-time equivalent amount) and full-time Service. His or her benefits under this Clause 13 in respect of part-time and full-time Service will be calculated on the basis of his or her Final Pensionable Salary (calculated on part-time remuneration) and part-time Service Completed.

                (d) Where a Member's Final Pensionable Salary has to be calculated using a period which includes a period of part-time Service, his Final Pensionable Salary shall be calculated using Pensionable Salary whilst in part-time Service increased pro rata to its full-time equivalent.

14.     BENEFITS ON DEATH

14.1    DEATH IN SERVICE BEFORE NORMAL RETIREMENT DATE

        14.1.1 On the death of a Pensionable Member before Normal Retirement Date, the Trustees shall pay:-

                (a) a lump sum equal to four times the Pensionable Member's Life Assurance Salary at the date of death payable in accordance with Clause 14.7;

                                                                   Exhibit 10.38

                (b) to the Pensionable Member's spouse, an immediate pension equal to one half of the pension which the Pensionable Member would have received if the Pensionable Member had retired on the date immediately preceding the date of his or her death calculated as in Clause 13.1 and based on the Pensionable Service the Pensionable Member would have completed had the Pensionable Member remained in Pensionable Service up to Normal Retirement Date; and

                (c)  a lump sum payable in accordance with Clause 14.7 equal to

                     (i) the Pensionable Member's ordinary contributions to the Scheme;

                     (ii) an amount equal to any contribution made by the Member to the Former Scheme which have been transferred into the Scheme and not included in (i) above plus compounded interest at the rate of 3% per annum to 31 July 1974 (with no interest being allowed for a part of a year).

        14.1.2 If a Life Member dies in Service before age 60 the Trustees shall pay a lump sum equal to four times the Life Member's Life Assurance Salary at the date of death in accordance with Clause 14.7.

14.2    DEATH IN SERVICE AFTER NORMAL RETIREMENT DATE

        14.2.1 If a Pensionable Member who has not attained aged 70 dies whilst still in Service after Normal Retirement Date but before any pension has started to be paid to the Pensionable Member there shall be payable the benefits specified in clause 14.1.1 calculated, where appropriate, by reference to the late retirement pension under clause 13.2 which would have been payable had he or she retired on the day before his or her death.

        14.2.2 If a Pensionable Member who has attained age 70 dies whilst in Service after Normal Retirement Date but before any pension has started to be paid to the Pensionable Member there shall be payable the benefits which would have been payable if the Pensionable Member had retired on the date immediately preceding the Pensionable Member's death and had on that date elected to take the maximum lump sum payable under clause 13.6.1 (which shall be payable in accordance with clause 14.7.

14.3    DEATH WHILST ENTITLED TO A DEFERRED PENSION

        On the death of a Member who has left Pensionable Service and is entitled to a deferred pension from the Scheme the Trustees shall pay:-

        14.3.1  a lump sum payable in accordance with Clause 14.7 equal to:

                (i) the amount (without interest) of ordinary contributions paid or deemed to have been paid to the Scheme by the Member;

                (ii) an amount equal to any contributions made by the Member to the Former Scheme and which had been transferred into the Scheme and not included in (i) above plus compound interest at the rate of 3% per annum to 31 July 1994 (with no interest being allowed for part of a year).

                                                                   Exhibit 10.38

        14.3.2 to the Member's spouse, a pension equal to fifty per cent of the Short Service Benefit or deferred pension to which the Member is entitled under the Scheme at the date of his death.

        14.3.3 The pension calculated in Clause 14.3.2 shall not be less than an amount equal to 1/60th of his or her Final Pensionable Salary for each complete (and proportionately for each additional complete month) of his or her Contracted-Out Service

14.4    DEATH AFTER RETIREMENT

        On the death of a Member after his or her pension has become payable (or would have but for it being commuted) the Trustees shall pay:-

        14.4.1 if the Member dies within five years of the commencement of his or her pension a lump sum payable in accordance with Clause 14.7 which is the product of:-

                (a) the monthly rate of the Member's pension in force at the date of the Member's death; and

                (b) sixty less the number of instalments of pension received by the Member before his or her death.

        14.4.2 to the Member's spouse provided the spouse's pension has not been commuted for a lump sum under Clause 13.6.3, a pension equal to one half of the Member's pension at the date of death and one half of the pension which the Member would have been receiving in addition thereto at the date of death but for any commutation or surrender under Clauses 13.5.1, 13.6.1 and 13.6.2.

14.5    REDUCTION OF SPOUSE'S PENSION

        If a Member's spouse is more than ten years younger than the Member the spouse's pension shall be reduced (but not below the spouse's GMP (if any)) by such amount as the Trustees shall determine, having regard to the advice of the Actuary.

14.6    DEPENDANTS' PENSIONS

        The Trustees may in their absolute discretion if a Member is not living with the surviving spouse at the date of death (ignoring temporary absences such as hospitalisation) or there is no surviving spouse apply all or part of the pension payable to a surviving spouse in excess of the GMP (if any) or any benefit entitlement equal to that under section 12B of the 1993 Act (if any) to or for the benefit of the Member's Dependants (other than the surviving spouse) in such shares as the Trustees in their discretion think fit, in which case the pension so payable shall (unless the Trustees otherwise determine) cease upon the death of the Dependant concerned except where the Dependant is a Dependent Child in which case it shall cease when the recipient ceases to be a Dependent Child. In addition, Clause 14.5 shall apply as if the reference to the Member's spouse was a reference to the actual recipient of a pension (or part thereof).

14.7    DISTRIBUTION OF LUMP SUM DEATH BENEFITS

        14.7.1 Subject to the remaining provisions of this Clause, any lump sum death benefits becoming payable under the Trust Deed (including those deriving from additional voluntary contributions or transfer payments) may at the absolute discretion of the Trustees be applied in the payment of the funeral expenses of the Member or

                                                                   Exhibit 10.38

                the reimbursement of any person who has paid these expenses and/or for the benefit of or paid to any one or more of a class consisting of:-

                (a)  the Member's spouse or cohabitee;

                (b) the children, parents and grandparents of the Member and the Member's spouse or cohabitee;

                (c)  the issue of any such individuals;

                (d) the spouses of any individuals in (a), (b) or (c) and their issue;

                (e) the Member's Dependants and any other person who, in the Trustees' opinion is or was a person for whom the Member was under a legal or moral obligation to make financial provision;

                (f) any individual or body of persons (whether or not natural persons) nominated by the Member by notice in writing addressed to and received by the Trustees during his or her lifetime as a potential recipient of such benefit; and

                (g) the Member's legal personal representatives in such shares as the Trustees in their absolute discretion decide.

        14.7.2 The Trustees may also apply the whole or any part of such lump sum benefit by transferring it to trustees to be held by such trustees for any individual and/or body of persons referred to in (a) to (f) of Clause 14.7.1 upon such trusts and powers (including discretionary trusts or powers exercisable by such trustees) as the Trustees shall decide. Any expenses, fees or other outgoings incurred in connection with any payment, application or transfer pursuant to this Clause may, if the Trustees so decide, be deducted from or paid out of such benefits.

        14.7.3 If any part of such lump sum benefit is not applied in accordance with Clause 14.7.1 or 14.7.2 within a period of 24 months after the date of the Member's death, it shall be paid to the Member's legal personal representatives.

        14.7.4 The whole or any part of any lump sum death benefit shall be retained as part of the Fund if the Crown, the Duchy of Lancaster or the Duke of Cornwall would otherwise benefit therefrom.

        14.7.5 In the case of a Member who is a 20% Director and who dies on or after the Member's 75th birthday, any benefit in the form of a lump sum payable on the death of such Member shall be payable to the Member's spouse or if there is no spouse to the legal personal representatives of the Member.

14.8    SUPPLEMENTARY PROVISIONS

        14.8.1 No pension payable to a Member's surviving spouse shall be less than the spouse's GMP. Where the spouse's pension has been commuted under Clause 13.6.3 the amount of the pension before commutation shall not be less than the spouse's GMP at that time.

        14.8.2 In addition to the benefits (if any) payable under Clauses 14.1 to 14.7 there shall be payable:-

                                                                   Exhibit 10.38

                (a) any benefit arising from a transfer payment (save as from a transfer payment referred to in Clause 14.1(c)(ii) and 14.3.1(ii)) received by the Trustees pursuant to Clause 8.1 or any similar facility in the Previous Provisions; and

                (b) any benefit arising from additional voluntary contributions paid by the Member to the Scheme pursuant to Clause 12.3 or any similar facility in the Previous Provisions,

                unless increased Pensionable Service has been granted to the Member in respect of those additional voluntary contributions or the transfer payment.

        14.8.3 The benefits payable under Clauses 14.1 to 14.8 inclusive shall not exceed Inland Revenue Limits.

        14.8.4 Subject to Clause 14.8.1, a spouse's pension shall not be payable or a relevant level of spouses pension will be payable if a Member dies within six months of the marriage to his or her spouse where the marriage occurred after leaving Pensionable Service. The Trustees shall decide the level of reduction after taking the advice of the Actuary.

        14.8.5 At the absolute discretion of the Trustees the death benefits provided under this Clause 14 may be reduced having regard to any limitation on the amount of life assurance cover which can be obtained by the Trustees on the life of a Member or Life Member without providing medical evidence or if life assurance cover cannot be obtained at ordinary rates of premium. The Trustees shall immediately notify the Member or Life Member in writing if any reduction is necessary.

        14.8.6 Any Employee who becomes a pensionable Member under the provisions of Clause 11.1.3 and 11.1.4 shall not be entitled to the benefits set out in this Clause 14 until such time as the Trustees have obtained any required medical evidence and can confirm that the Employee is covered for the benefits under this Clause 14.

        14.8.7 If the spouse of a Member is in receipt of a pension from the Scheme and dies leaving a surviving Dependent Child, the spouse's pension which is being paid shall continue to be paid to or for the benefit of any such Dependent Child until there is no Dependent Child. If at any time there is more than one Dependent Child, the Trustees shall pay the pension to or for the benefit of such one or more to the exclusion of the other or others of the Dependent Children and in such shares as the Trustees in their absolute discretion think fit.

15.     BENEFITS ON WITHDRAWAL

15.1    BENEFITS ON WITHDRAWAL

        On the termination of Pensionable Service of a Pensionable Member before Normal Retirement Date otherwise than by death and in circumstances where the Member does not elect to receive the benefits payable on early retirement under Clause 13.3 or 13.4 if those Clauses apply, the Member shall be entitled to receive the benefits specified in either Clause
        15.2 or Clause 15.3 (as appropriate).

15.2    RETURN OF CONTRIBUTIONS

        If the Member has not completed two years of Qualifying Service and no transfer payment under Clause 8.1 or any similar facility in the Previous Provisions has been received in respect

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                                                                   Exhibit 10.38

        of the Member's rights under a Personal Pension Scheme, the Trustees shall pay to the Member a lump sum equal to:-

                (a) the amount of contributions which the Member has made or is deemed to have made to the Scheme pursuant to Clause 12.2.1 or any similar facility in the Previous Provisions without interest except that any contributions which have been made by a member to the Former Scheme and which have been transferred into the Scheme shall have compound interest added at the rate of 3% per annum to 31 July 1974 (with no interest being allowed for part of a year); less

                (b) the part determined in accordance with section 61 of the 1993 Act of any contributions equivalent premium paid in respect of the Member as defined by and in accordance the 1993 Act; plus

                (c) the amount of voluntary contributions which the Member has made under Clause 12.3 or any similar facility in the Previous Provisions; plus

                (d) the amount (subject to any restrictions under Clause 8.1.2) of any contributions made by the Member to any other Retirement Benefit Scheme and in respect of which a transfer payment has been received by the Trustees pursuant to Clause 8.1 or any similar facility in the Previous Provisions; less

                (e) the amount of tax or duty for which the Trustees are liable in respect thereof.

15.3    DEFERRED PENSION

        If the Member has completed two years or more of Qualifying Service or a transfer payment in respect of the Member's rights under a Personal Pension Scheme has been received under Clause 8.1 or any similar facility in the Previous Provisions, the Member shall be granted a deferred annual pension calculated as under Clause 13.1 but based on Final Pensionable Salary at, and Pensionable Service up to, the date of leaving Pensionable Service and increased in accordance with Clause
        15.5. The pension shall commence at Normal Retirement Date but where Normal Retirement Date is later than State Pension Age the part of the pension which is the Member's GMP shall commence at State Pension Age.

15.4    TRANSFER PAYMENTS

        15.4.1 A Member who is entitled to a deferred pension under Clause 15.3 may elect to receive a transfer payment in lieu of the deferred pension pursuant to Clause 8.2.

        15.4.2 A Member who is entitled to a lump sum payment under Clause 15.2 may, prior to the payment of the lump sum and subject to the consent of the Trustees, elect to receive in lieu thereof a transfer payment in accordance with Clause 8.2.

15.5    INCREASES TO DEFERRED PENSIONS

        Where a Member is entitled to a deferred pension under the Scheme, that part of the deferred pension (if any) which exceeds the Member's GMP shall, if the Member ceased to be in Pensionable Service more than one year before Normal Retirement Date, be increased in respect of the period between cessation of Pensionable Service and Normal Retirement Date by the lower of 5% per annum compound and the percentage increase in prices (such increase in pension to be calculated in accordance with Chapter II of Part IV, and Schedule 3 to, the 1993

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                                                                   Exhibit 10.38

        Act) (notwithstanding that "normal pension age" under those provisions may be earlier than Normal Retirement Date) except that a deferred pension under Clause 15.2 which corresponds in value to the Member's contributions shall instead be increased (in respect of the same period) in accordance with paragraph 5 of Schedule 3 to the 1993 Act.

15.6    LATE PAYMENT

        A Member entitled to a deferred pension under Clauses 15.2 or 15.3 who remains in employment after Normal Retirement Date may, on attaining Normal Retirement Date, elect to postpone payment of his or her pension beyond that Date. If the payment of a Member's pension is postponed it shall commence on a date no later than the date of the Member's actual retirement from employment or the Member's 70th birthday (if earlier). If the deferred pension is postponed it will be increased when it becomes payable by such amount as the Trustees shall decide being no less than the amount the Actuary certifies to be reasonable to take account of the later date on which the pension comes into payment and which complies with the provisions of Clause 15.9.2 and takes account of the later date on which the pension comes into payment. If the Member dies after the Member's Normal Retirement Date but before any pension has started to be payable to him or her, there shall be payable the benefits which would have been payable if the Member had retired immediately prior to the date of death.

15.7    EARLY PAYMENT

        A Member who is incapacitated due to serious ill-health or injury rendering him or her incapable of performing his or her existing job or any alternative job which in the Trustees' opinion it would be reasonable for the Member to accept (proved to the satisfaction of the Trustees) or is aged 50 or more and who is entitled to a deferred pension under Clauses ERROR! REFERENCE SOURCE NOT FOUND. or 15.3 may with the consent of the Trustees elect that the Member's pension shall commence before Normal Retirement Date. The amount of the deferred pension shall be reduced by such amount as the Trustees shall decide being no more than the Actuary certifies to be reasonable to take account of the earlier date on which the pension comes into payment but so that the provisions of Clause 15.9.2 shall be complied with.

15.8    COMMUTATION

        A Member entitled to a pension under Clauses 15.3 may when his or her pension becomes payable (at Normal Retirement Date or under Clauses 15.6 or 15.7):-

        15.8.1  commute the pension pursuant to Clause 13.6.1 or 13.6.2; or

        15.8.2 have his or her pension commuted by the Trustees pursuant to Clause 13.6.3 or 13.6.4.

15.9    MINIMUM AMOUNTS

        15.9.1 Any pension payable under Clauses 15.3, 15.6 or 15.7 or which would have been payable but for Clause 15.8.2 shall be reduced to or set at an initial rate so that after the Member reaches State Pension Age it shall no be less than the Member's GMP.

        15.9.2 The Trustees shall be reasonably satisfied that on the date when a pension becomes payable under Clause 15.6 or 15.7, its value, together with the value of any benefits payable on the Member's death is not less than the value on that date of any benefits which have accrued to or in respect of the Member, including for this

                                                                   Exhibit 10.38

                purpose any increases in benefits which have accrued or which the Trustees estimate would accrue (as appropriate) in accordance with the 1993 Act.

        15.9.3 Where a pension payable to any Member is to be increased after the Member reaches State Pension Age by reason of Clause 15.9.1, the pension payable before the Member reaches that age shall be reduced by such amount as the Actuary prescribes but not so that the actuarial value of the pension is less than the actuarial value of the pension which would have been payable but for Clause 15.9.1.

15.10   SUPPLEMENTARY PROVISIONS

        15.10.1 In addition to the benefits (if any) payable under Clauses 15.1 and 15.3 to 15.9 there shall be payable:-

                (a) any benefit arising from a transfer payment received by the Trustees pursuant to Clause 8.1 or any similar facility in the Previous Provisions; and

                (b) any benefit arising from voluntary contributions paid by the Member to the Scheme pursuant to Clause 12.3 or any similar facility in the Previous Provisions,

                unless increased Pensionable Service or an increased transfer payment has been granted to the Member in respect of those additional voluntary contributions or the transfer payment.

        15.10.2 The benefits payable under Clauses 15.1 to 15.10 inclusive shall not exceed Inland Revenue Limits.

16.     ADDITIONAL AND SPECIAL BENEFITS

16.1    PENSION INCREASES

        16.1.1  Pensions under the Scheme shall be increased as follows:-

                (a) any pension or part thereof which accrued prior to 6 April 1997 where the recipient has reached his or her 60th birthday at the date an increase is due, shall except as provided in clause 16.1.2, be increased annually as follows:

                     (i) the increase due on the 1 July next following the later of the date of commencement and the date he or she attained his or her 60th birthday shall be 1 1/2% of the initial amount of pension; and

                     (ii) the increase due on 1 July next following that referred to in (i) above and any subsequent 1 July shall be 3% per annum compound.

                (b) any pension or part thereof which accrued from 6 April 1997 until 6 May 2000, shall subject to Section 52 of the 1995 Act and except as provided in clause 16.1.2 be increased annually by the "appropriate percentage" defined in section 54(2) of the 1995 Act provided that such increases shall not in the case of a recipient who has attained age 60 be less than:-

                                                                   Exhibit 10.38

                     (aa) in relation to the increase due on the 1 July next following the later of the date of commencement and the date he or she attained his or her 60th birthday, 1 1/2% of the initial amount of pension; and

                     (bb) in relation to the increase due on 1 July next following that referred to in (ii) above and any subsequent 1 July, 3% per annum compound.

                (c) during any period while Sections 51 (annual increases) and 52 (restrictions on increases) of the 1995 Act apply to the Scheme, any pension or part thereof which accrued on or after 6 May 2000 shall, except as provided in clause 16.1.2, be increased annually on a compound basis. The rate of increase shall be the "appropriate percentage" defined in section 54(2) of the 1995 Act.

        16.1.2  Pension increases under Clause 16.1.1 shall not apply to:-

                (a) pensions deriving from additional voluntary contributions paid by the Member to the Scheme pursuant to Clause 12.3 or any similar facility in the Previous Provisions; or

                (b) pensions deriving from transfer payments received by the Trustees pursuant to Clause 8.1 or any similar facility in the Previous Provisions; or

                (c) that part of any pension which constitutes the GMP (if any) of the recipient,

                unless the Principal Employer with the consent of the Trustees so directs.

16.2    SPECIAL MEMBERS/AUGMENTATION OF BENEFITS

        16.2.1 The Trustees may with the consent of the Principal Employer and the Employer (having obtained confirmation from the Actuary to the Scheme that the solvency of the Scheme will not be adversely affected) and, except with the written consent of the Member, so that no rights or interests of the Member in respect of pension benefits accrued prior to the exercise of the discretion shall be prejudicially affected thereby, direct that in relation to any Member the benefits to be provided by the Scheme or the terms and conditions thereof shall be different from those provided by the parts 13 to 15 of the Trust Deed provided that:-

                (a) Inland Revenue Limits shall not be infringed or Approval otherwise prejudiced; and

                (b) if the member is in Contracted-out Employment, the Scheme shall comply with the requirements of section 9(2) of the 1993 Act in respect of such Member.

        16.2.2  The Principal Employer may, subject to:-

                (a) having obtained confirmation from the Actuary to the Scheme that the solvency of the scheme will not be adversely affected; and

                (b) the payment of such additional sums (if any) as the Trustees shall decide having regard to the advice of the Actuary;

                                                                   Exhibit 10.38

                (c)  the remaining provisions of this Clause 16.2.

                provide (i) different benefits (both in type and amount) to or in respect of any Member and (ii) benefits in respect of any employee or former employee of any Employer or spouse or dependent of a former employee of any Employer (or for any other person for whom the Commissioners of Inland Revenue have permitted the Scheme to provide benefits). No exercise of the powers conferred by this Clause shall be such as to prejudice Approval or the provisions of Appendix 3 and the provisions of Chapter I of Part IV of the 1993 Act and section 67 of the 1995 Act shall be complied with in relation to any such exercise.

17.     OVERRIDING MAXIMUM AND MINIMUM BENEFITS

17.1    CONTRACTING-OUT PROVISIONS

        The provisions of Appendix 2 shall apply, in respect of contracted-out employment completed by reference to the Scheme before 6 April 1997.

17.2    INLAND REVENUE LIMITS

        The provisions of Appendix 3 shall apply.